Exhibit 10.2

1.75 LIEN SECURITY AGREEMENT

made by

K. HOVNANIAN ENTERPRISES, INC.,
HOVNANIAN ENTERPRISES, INC.

and certain of their respective Subsidiaries

in favor of

WILMINGTON TRUST, NATIONAL ASSOCIATION

as the 1.75 Pari Passu Lien Collateral Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Joint First Lien Collateral Agent

Dated as of December 10, 2019

TABLE OF CONTENTS

PAGE
Article 1
Defined Terms

Section 1.01.	Definitions	2
Section 1.02.	Other Definitional Provisions	7

Article 2
Appointment and Authority of 1.75 Pari Passu Lien Collateral Agent

Article 3
Grant of Security Interest

Article 4
Representations and Warranties

Section 4.01.	Title; No Other Liens	10
Section 4.02.	Perfected Liens	11
Section 4.03.	Jurisdiction of Organization; Chief Executive Office	11
Section 4.04.	Farm Products	11
Section 4.05.	Investment Property	11
Section 4.06.	Receivables	11
Section 4.07.	Perfection Certificate	11

Article 5
Covenants

Section 5.01.	Maintenance of Perfected Security Interest; Further Documentation	11
Section 5.02.	Changes In Name, Etc.	12
Section 5.03.	Delivery of Instruments, Certificated Securities and Chattel Paper	12
Section 5.04.	Intellectual Property	13

Article 6
Investing Amounts in the Securities Accounts

Section 6.01.	Investments	13
Section 6.02.	Liability	14

i

ii

Schedule A – List of Entities
Schedule B – Commercial Tort Claims
Schedule C – Actions Required To Perfect

Exhibit A – Trademark / Patent / Copyright Security Agreement
Exhibit B – Joinder Agreement

Exhibit C – Perfection Certificate

iii

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of December 10, 2019, is made by K. Hovnanian Enterprises, Inc., a California corporation (the “Issuer”), Hovnanian Enterprises, Inc., a Delaware corporation (“Hovnanian”), and each of the signatories listed on Schedule A hereto (the Issuer, Hovnanian and such signatories, together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of Wilmington Trust, National Association, in its capacity as the 1.75 Pari Passu Lien Collateral Agent (as defined below) for the benefit of itself, and the other Secured Parties (as defined below), Wilmington Trust, National Association as 1.75 Lien Notes Collateral Agent (as defined below), Wilmington Trust, National Association, as Term Loan Agent (as defined below), Wilmington Trust, National Association, as Joint First Lien Collateral Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Hovnanian and each of the other guarantors party thereto are, concurrently herewith, entering into the Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”) with Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), and as collateral agent (in such capacity, the “1.75 Lien Notes Collateral Agent”) pursuant to which the Issuer is issuing the 10.000% Senior Secured 1.75 Lien Notes due 2025 (including any additional notes from time to time issued under the Indenture, the “Secured Notes”), upon the terms and subject to the conditions set forth therein;

WHEREAS, the Issuer, Hovnanian and each of the other guarantors party thereto are, concurrently herewith, entering into the Credit Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Term Loan Credit Agreement”) with Wilmington Trust, National Association, in its capacity as administrative agent (in such capacity, the “Term Loan Agent”) and the lenders from time to time party thereto (the “Lenders”);

WHEREAS, concurrently with the execution of the Indenture and the Term Loan Credit Agreement, the Issuer, Hovnanian, each of the other Grantors, the Trustee, the Term Loan Agent and the 1.75 Pari Passu Lien Collateral Agent are entering into a joinder, dated as of the date hereof, to the First Lien Collateral Agency Agreement, dated as of October 31, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Collateral Agency Agreement”) pursuant to which Wilmington Trust, National Association is being appointed as the joint collateral perfection agent and gratuitous bailee for the benefit of, and on behalf of 1.75 Pari Passu Lien Collateral Agent, the collateral agent under the Loan Documents, the 1.75 Lien Notes Collateral Agent, the Noteholders, the Lenders and the other Secured Parties party thereto and holders of certain other secured notes and certain lenders under credit agreements referred to therein (in such capacity, the “Joint First Lien Collateral Agent”) solely for the purpose of perfecting the Liens granted under the 1.75 Lien Collateral Documents;

WHEREAS, concurrently with the execution of the Indenture and the Term Loan Credit Agreement, the Issuer, Hovnanian, each of the other Grantors, the Trustee, the Term Loan Agent and the 1.75 Pari Passu Lien Collateral Agent are entering into a joinder, dated as of the date hereof, to the Second Amended and Restated Intercreditor Agreement dated as of October 31, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Second Lien Intercreditor Agreement”), by and among each Senior Collateral Agent and each Junior Collateral Agent referenced therein, among others;

WHEREAS, concurrently with the execution of the Indenture and the Term Loan Credit Agreement, the Issuer, Hovnanian, each of the other Grantors, the Trustee, the Term Loan Agent and the 1.75 Pari Passu Lien Collateral Agent are entering into a joinder, dated as of the date hereof, to the First Lien Intercreditor Agreement, dated as of October 31, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Intercreditor Agreement”), by and among each First Lien Collateral Agent and the Joint First Lien Collateral Agent referenced therein, among others;

WHEREAS, the Issuer is a member of an affiliated group of companies that includes Hovnanian, the Issuer’s parent company, and each other Grantor;

WHEREAS, the Issuer and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the Secured Notes and the Loans; and

NOW, THEREFORE, in consideration of the premises and to induce the Noteholders to purchase the Secured Notes and the Lenders to make the Loans, each Grantor hereby agrees with the 1.75 Lien Notes Collateral Agent, the Term Loan Agent and the 1.75 Pari Passu Lien Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

Article 1
Defined Terms

Section 1.01.     Definitions. (a) Definitions set forth above are incorporated herein and unless otherwise defined herein, terms defined in the Indenture or the Term Loan Credit Agreement and used herein shall have the meanings respectively given to them in the Indenture and the Term Loan Credit Agreement, as applicable, or, if not defined herein or therein, in the First Lien Intercreditor Agreement, the Collateral Agency Agreement or the Second Lien Intercreditor Agreement, as applicable, and the following terms are used herein as defined in the New York UCC: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Account, Documents, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Payment Intangibles, Instruments, Inventory, Investment Property, Letter of Credit Rights, Payment Intangibles, Securities Accounts, Software and Supporting Obligations.

(b)     The following terms shall have the following meanings:

“1.75 Lien Collateral Documents”: collectively, the Noteholder Collateral Documents and the Credit Agreement Collateral Documents.

“Agreement”: this Security Agreement, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Applicable Agent”: (i)(a) as of the date hereof and (b) as of any date of determination thereafter on which the then-outstanding principal amount of the Noteholder Obligations is equal to or exceeds the then-outstanding principal amount of the Loan Obligations, the 1.75 Lien Notes Collateral Agent and (ii) as of each other date of determination, the Term Loan Agent.

“Cash Equivalents”: (i) cash, marketable direct obligations of the United States of America or any agency thereof, and certificates of deposit, demand deposits, time deposits, or repurchase agreements issued by any bank with a capital and surplus of at least $250,000,000 organized under the laws of the United States of America or any state thereof, state or municipal securities with a rating of A-1 or better by Standard & Poor’s or by Moody’s or F-1 by Fitch, provided that such obligations, certificates of deposit, demand deposits, time deposits, and repurchase agreements have a maturity of less than one year from the date of purchase, and (ii) investment grade commercial paper or debt or commercial paper issued by any bank with a capital and surplus of at least $250,000,000 organized under the laws of the United States of America or any state thereof having a maturity date of one year or less from the date of purchase, and (iii) funds holding assets primarily consisting of those described in clauses (i) and (ii).

“Collateral”: as defined in Article 3.

“Contracts”: any contracts and agreements for the purchase, acquisition or sale of real or personal property or the receipt or performance of services, any contract rights relating thereto, and all other rights to such contract or agreements and any right to payment for or to receive moneys due or to become due for items sold or leased or for services rendered, together with all rights of any Grantor to damages arising thereunder or to perform and to exercise all remedies thereunder.

“Copyright Licenses”: any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to distribute, exploit and sell materials derived from any Copyright.

“Copyrights”: (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

“Credit Agreement Collateral Documents”: the First Lien Intercreditor Agreement, the Collateral Agency Agreement, the Second Lien Intercreditor Agreement and any other agreement, document or instrument pursuant to which a Lien is granted by the Issuer or any Guarantor to secure any Secured Obligations (as defined in the Term Loan Credit Agreement) or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.

“Credit Agreement Secured Parties”: collectively, the Term Loan Agent, the 1.75 Pari Passu Lien Collateral Agent, the Joint First Lien Collateral Agent, the Lenders, the Supplemental Administrative Agent, if any, each co-agent or sub-agent appointed by the Term Loan Agent from time to time pursuant to the Term Loan Credit Agreement.

“Deposit Accounts”: the collective reference to each Deposit Account (as such term is defined in Section 1.01(a) hereof) in the name of the applicable Grantor, together with any one or more securities accounts into which any monies on deposit in any such Deposit Account may be swept or otherwise transferred now or hereafter and from time to time, and any additional, substitute or successor Deposit Account.

“Documents”: collectively, all Loan Documents and Noteholder Documents.

“Event of Default”: (i) as of any date of determination on which the 1.75 Lien Notes Collateral Agent is the Applicable Agent, an “Event of Default” as defined in the Indenture or any other applicable Noteholder Documents and (ii) as of any date of determination on which the Term Loan Agent is the Applicable Agent, an “Event of Default” as defined in the Term Loan Credit Agreement or any other applicable Loan Documents.

“Excluded Accounts”: at any time those deposit, checking or securities accounts of any of the Grantors (i) that individually have an average monthly balance (over the most recent ended 3-month period) less than $250,000 and which together do not have an average monthly balance (for such 3-month period) in excess of $2,000,000 in the aggregate, (ii) all escrow accounts (in which funds are held for or of others by virtue of customary real estate practice or contractual or legal requirements), (iii) the account holding amounts dedicated to the “Marie Fund” established by the Grantors for the benefit of their employees (so long as the Grantors’ deposits therein and withdrawals therefrom are consistent with past practice) and (iv) such other accounts with respect to which Hovnanian determines that the cost of perfecting a Lien thereon is excessive in relation to the benefit thereof (as reasonably determined by Hovnanian’s Board of Directors in a board resolution delivered to the 1.75 Pari Passu Lien Collateral Agent).

“Guarantors”: the collective reference to each Grantor other than the Issuer.

“Intellectual Property”: the collective reference to all rights, priorities and privileges, whether arising under United States, multinational or foreign laws, in, to and under the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the New York UCC, and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Law”: any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

“Loan Obligations”: all Indebtedness and other Obligations (each as defined in the Term Loan Credit Agreement) under the Term Loan Credit Agreement and the other Loan Documents, in each case, together with any extensions, renewals, replacements or refundings thereof and all costs and expenses of enforcement and collection, including reasonable attorney’s fees, expenses and disbursements.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Noteholders”: the collective reference to the “Holder” or “Holder of Notes” (each as defined in the Indenture) of the Secured Notes.

“Noteholder Collateral Document”: the First Lien Intercreditor Agreement, the Collateral Agency Agreement, the Second Lien Intercreditor Agreement and any other agreement, document or instrument pursuant to which a Lien is granted by the Issuer or any Guarantor to secure any Secured Obligations (as defined in the Indenture) or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, restated or otherwise modified from time to time.

“Noteholder Documents”: collectively, (a) the Indenture, the Secured Notes and the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Secured Obligations (as defined in the Indenture) as the same may be amended, restated or otherwise modified from time to time.

“Noteholder Obligations”: all Indebtedness and other Obligations under, and as defined in, the Indenture, the Secured Notes, the Guarantees and the related Noteholder Documents, in each case, together with any extensions, renewals, replacements or refundings thereof and all costs and expenses of enforcement and collection, including reasonable attorney’s fees, expenses and disbursements.

“Noteholder Secured Parties”: the collective reference to the 1.75 Pari Passu Lien Collateral Agent, the Joint First Lien Collateral Agent, the Trustee, the 1.75 Lien Notes Collateral Agent and the Noteholders.

“Official Body”: any national, federal, state, local or other governmental or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Patent License”: all written agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.

“Patents”: (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Perfection Certificate”: with respect to any Grantor, a certificate substantially in the form of Exhibit C, completed and supplemented with the schedules contemplated thereby, and signed by an officer of such Grantor.

“Pledged Notes”: all promissory notes issued to or held by any Grantor.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable”: any right to payment for real or personal property sold or leased or for services rendered, whether or not such right is evidenced by a Contract, an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Secured Obligations”: collectively all Noteholder Obligations and all Loan Obligations.

“Secured Parties”: collectively the Noteholder Secured Parties and the Credit Agreement Secured Parties.

“Securities Accounts”: the collective reference to the securities accounts in the name of the applicable Grantor and any additional, substitute or successor account.

“Trademark License”: any written agreement providing for the grant by or to any Grantor of any right to use any Trademark.

“Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now owned or hereafter acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.

“Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

Section 1.02.     Other Definitional Provisions.

(a)     The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)     Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

Article 2
Appointment and Authority of 1.75 Pari Passu Lien Collateral Agent

Each of the Issuer, Hovnanian, each other Grantor, the 1.75 Lien Notes Collateral Agent, for itself and on behalf of each Noteholder Secured Party, and the Term Loan Agent, for itself and on behalf of each Credit Agreement Secured Party, hereby appoints Wilmington Trust, National Association to act as joint collateral agent (in such capacity, the “1.75 Pari Passu Lien Collateral Agent”) under the 1.75 Lien Collateral Documents, for the benefit of the Noteholder Secured Parties and the Credit Agreement Secured Parties and to take such action in such capacity, solely at the direction of the Applicable Agent, on behalf of the 1.75 Lien Notes Collateral Agent, the Term Loan Agent and the other Secured Parties and to exercise such powers solely at the direction of the Applicable Agent (i) under this Agreement, as are delegated to the 1.75 Pari Passu Lien Collateral Agent by the terms hereof, (ii) under the First Lien Intercreditor Agreement and the Collateral Agency Agreement, as are delegated to the Additional First Lien Collateral Agent in respect of any of the Secured Obligations, (iii) under the Second Lien Intercreditor Agreement, as are delegated to the Senior Notes Collateral Agent in respect of any of the Secured Obligations and (iv) under any other 1.75 Lien Collateral Document, as are delegated to the 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent or the Term Loan Agent, as applicable, by the terms thereof.

Wilmington Trust, National Association hereby accepts and agrees to act as the 1.75 Pari Passu Lien Collateral Agent for the benefit of the Noteholder Secured Parties and the Credit Agreement Secured Parties under the 1.75 Lien Collateral Documents.

Article 3
Grant of Security Interest

Each Grantor hereby grants to the 1.75 Pari Passu Lien Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a)     all Accounts;

(b)     all Chattel Paper (including, Electronic Chattel Paper);

(c)     all Commercial Tort Claims (including those claims listed on Schedule B hereto, in which the claim amount individually exceeds $2,000,000, as such schedule is amended or supplemented from time to time);

(d)     all Contracts;

(e)     all Securities Accounts;

(f)     all Deposit Accounts;

(g)     all Documents (other than title documents with respect to vehicles);

(h)     all Equipment;

(i)     all Fixtures;

(j)     all General Intangibles;

(k)     all Goods;

(l)     all Instruments;

(m)     all Intellectual Property;

(n)     all Inventory;

(o)     all Investment Property;

(p)     all letters of credit;

(q)     all Letter of Credit Rights;

(r)     all Payment Intangibles;

(s)     all Vehicles and title documents with respect to Vehicles;

(t)     all Receivables;

(u)     all Software;

(v)     all Supporting Obligations;

(w)     to the extent, if any, not included in clauses (a) through (w) above, each and every other item of personal property whether now existing or hereafter arising or acquired;

(x)     all books and records pertaining to any of the Collateral; and

(y)     to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Article 2 (and notwithstanding any recording of the 1.75 Pari Passu Lien Collateral Agent’s Lien in the U.S. Patent and Trademark Office, the U.S. Copyright Office or other registry office in any jurisdiction), this Agreement shall not constitute a grant of a security interest in, and the Collateral shall not include, (i) any property or assets constituting “Excluded Property” (as defined in the Indenture, the Term Loan Credit Agreement and any other applicable Documents) or (ii) any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions); provided, further, that no security interest shall be granted in United States “intent-to-use” trademark or service mark applications unless and until acceptable evidence of use of the trademark or service mark has been filed with and accepted by the U.S. Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (U.S.C. 1051, et. seq.), and to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark applications under applicable federal Law. After such period and after such evidence of use has been filed and accepted, each Grantor acknowledges that such interest in such trademark or service mark applications will become part of the Collateral. The 1.75 Pari Passu Lien Collateral Agent agrees that, at any Grantor’s reasonable request and expense, it will provide such Grantor confirmation that the assets described in this paragraph are in fact excluded from the Collateral during such limited period only upon receipt of an Officers’ Certificate or an Opinion of Counsel to that effect.

Article 4
Representations and Warranties

To induce the Noteholder Secured Parties and the Credit Agreement Secured Parties to enter into this Agreement, each Grantor hereby represents and warrants to the 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent, the Term Loan Agent and each other Secured Party that:

Section 4.01.     Title; No Other Liens. Except for the security interest granted to the 1.75 Pari Passu Lien Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others except for the Permitted Liens. None of the Grantors has filed or consented to the filing of any financing statement or other public notice with respect to all or any part of the Collateral in any public office, except with respect to Permitted Liens.

Section 4.02.     Perfected Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule C (which, in the case of all filings and other documents referred to on said Schedule, have been delivered, or will be delivered within the time periods set forth in Schedule C, to the 1.75 Pari Passu Lien Collateral Agent or the Joint First Lien Collateral Agent, as applicable, in completed form) will constitute valid perfected (to the extent such security interest can be perfected by such filings or actions set forth on Schedule C) security interests in all of the Collateral in favor of the 1.75 Pari Passu Lien Collateral Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens.

Section 4.03.     Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor’s exact legal name, jurisdiction of organization, and the location of such Grantor’s chief executive office, are specified in the Perfection Certificate.

Section 4.04.     Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

Section 4.05.     Investment Property. Such Grantor is the record and beneficial owner of, and has good title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the Permitted Liens.

Section 4.06.     Receivables. No amount payable in excess of $2,000,000 in the aggregate to all Grantors under or in connection with any Receivables is evidenced by any Instrument or Chattel Paper which has not been delivered to the Joint First Lien Collateral Agent.

Section 4.07.     Perfection Certificate. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the date hereof.

Article 5
Covenants

Each Grantor covenants and agrees with the 1.75 Pari Passu Lien Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the payment in full of all outstanding Secured Obligations:

Section 5.01.     Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest to the extent required by this Agreement having at least the priority described in Section 4.02 and shall defend such security interest against the claims and demands of all Persons whomsoever other than any holder of Permitted Liens.

(b)     At any time and from time to time, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as shall be required by applicable law for the purpose of obtaining, perfecting or preserving the security interests purported to be granted under this Agreement and of the rights and remedies herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, Section 4.18(d) of the Indenture, Section 6.14(d) of the Term Loan Credit Agreement and the comparable provisions of any other applicable Documents, in the case of the Deposit Accounts, Investment Property, Letter of Credit Rights and the Securities Accounts and any other relevant Collateral, taking any actions necessary to enable the Joint First Lien Collateral Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto, provided that the Grantor shall not be required to take any of the actions set forth in this clause (ii) with respect to Excluded Accounts.

(c)     If any Grantor shall at any time acquire a Commercial Tort Claim, in which the claim amount individually exceeds $2,000,000, such Grantor shall promptly notify the 1.75 Pari Passu Lien Collateral Agent in a writing signed by such Grantor of the details thereof and grant to the 1.75 Pari Passu Lien Collateral Agent for the benefit of the Secured Parties in such writing a security interest therein and in the Proceeds thereof, with such writing to be in form and substance required by applicable law and such writing shall constitute a supplement to Schedule B hereto.

Section 5.02.     Changes In Name, Etc. Such Grantor will, within thirty (30) calendar days after any change of its jurisdiction of organization or change of its name, provide written notice thereof to the 1.75 Pari Passu Lien Collateral Agent.

Section 5.03.     Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount in excess of $2,000,000 in the aggregate payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, certificated security or Chattel Paper, such Instrument, certificated security or Chattel Paper shall be promptly delivered to the Joint First Lien Collateral Agent, duly indorsed, to be held as Collateral pursuant to this Agreement in a manner reasonably satisfactory to the Joint First Lien Collateral Agent.

Section 5.04.     Intellectual Property. (a) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or any political subdivision thereof, such Grantor shall report such filing to the 1.75 Pari Passu Lien Collateral Agent on or before the date upon which Hovnanian is required to file reports with the Trustee pursuant to Section 4.15 of the Indenture, the Term Loan Agent pursuant to Section 6.12 of the Term Loan Credit Agreement and the comparable provisions of any other applicable Documents for the fiscal quarter in which such filing occurs. Such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as may be necessary to create and perfect the 1.75 Pari Passu Lien Collateral Agent’s and the other Secured Parties’ security interest in any registered or applied for Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby. Nothing in this Agreement prevents any Grantor from discontinuing the use or maintenance of its Intellectual Property if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(b)     Such Grantor’s obligations under Section 5.04(a) above shall include executing and delivering, and having recorded, with respect to such Collateral, an agreement substantially in the form of the Trademark / Patent / Copyright Security Agreement attached hereto as Exhibit A.

Article 6
Investing Amounts in the Securities Accounts

Section 6.01.     Investments. If requested by the Issuer in writing, the Joint First Lien Collateral Agent will, from time to time, invest amounts on deposit in the Deposit Accounts or Securities Accounts in which the 1.75 Pari Passu Lien Collateral Agent for the benefit of the Secured Parties holds a perfected security interest with the same priority as set forth in the First Lien Intercreditor Agreement, subject only to Permitted Liens, in Cash Equivalents pursuant to the written instructions of the Issuer. All investments may, at the option of the Joint First Lien Collateral Agent, be made in the name of the Joint First Lien Collateral Agent or a nominee of the Joint First Lien Collateral Agent and in a manner that preserves the Issuer’s ownership of, and the 1.75 Pari Passu Lien Collateral Agent’s perfected Lien (with the same priority as set forth in the First Lien Intercreditor Agreement) on, such investments, subject only to Permitted Liens. Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, all income received from such investments shall accrue for the benefit of the Issuer and shall be credited (promptly upon receipt by the Joint First Lien Collateral Agent) to a Deposit Account or Securities Account, in which the 1.75 Pari Passu Lien Collateral Agent for the benefit of the Secured Parties holds a perfected security interest with the same priority as set forth in the First Lien Intercreditor Agreement, subject only to Permitted Liens. The Issuer will only direct the 1.75 Pari Passu Lien Collateral Agent or Joint First Lien Collateral Agent to make investments in which the 1.75 Pari Passu Lien Collateral Agent can obtain a perfected security interest with the same priority as set forth in the First Lien Intercreditor Agreement, subject only to Permitted Liens, and the Issuer hereby agrees to execute promptly any documents which may be required to implement or effectuate the provisions of this Section.

Section 6.02.     Liability. The 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent and the Term Loan Agent shall have no responsibility to the Issuer for any loss or liability arising in respect of the investments in the Deposit Accounts or Securities Accounts in which the 1.75 Pari Passu Lien Collateral Agent for the benefit of the Secured Parties holds a perfected security interest with the same priority as set forth in the First Lien Intercreditor Agreement, subject only to Permitted Liens (including, without limitation, as a result of the liquidation of any thereof before maturity), except to the extent that such loss or liability is found to be based on the 1.75 Pari Passu Lien Collateral Agent’s gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction.

Article 7
Remedial Provisions

Section 7.01.     Certain Matters Relating to Receivables.

(a)     At any time during the continuance of an Event of Default, subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, the 1.75 Pari Passu Lien Collateral Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the 1.75 Pari Passu Lien Collateral Agent may require in connection with such test verifications. The 1.75 Pari Passu Lien Collateral Agent shall endeavor to provide the Issuer with notice at or about the time of such verifications, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedy or the 1.75 Pari Passu Lien Collateral Agent’s rights hereunder.

(b)     Each Grantor is authorized to collect such Grantor’s Receivables and, subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, the 1.75 Pari Passu Lien Collateral Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. The 1.75 Pari Passu Lien Collateral Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder. Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, if requested in writing by the 1.75 Pari Passu Lien Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Joint First Lien Collateral Agent if required, in a collateral account maintained under the sole dominion and control of the Joint First Lien Collateral Agent, subject to withdrawal by the Joint First Lien Collateral Agent to be applied in accordance with the First Lien Intercreditor Agreement and (ii) until so turned over, shall be held by such Grantor in trust for the Joint First Lien Collateral Agent and the Secured Parties, segregated from other funds of such Grantor.

(c)     Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, at the 1.75 Pari Passu Lien Collateral Agent’s written request at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Joint First Lien Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including without limitation, all original orders, invoices and shipping receipts.

Section 7.02.     Communications with Obligors: Grantors Remain Liable.

(a)     Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, the 1.75 Pari Passu Lien Collateral Agent in its own name or in the name of others may after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the 1.75 Pari Passu Lien Collateral Agent’s satisfaction the existence, amount and terms of any Receivables or Contracts. The 1.75 Pari Passu Lien Collateral Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of its rights pursuant to the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

(b)     Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, upon the written request of the 1.75 Pari Passu Lien Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts, as the case may be, have been assigned to the 1.75 Pari Passu Lien Collateral Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the 1.75 Pari Passu Lien Collateral Agent.

(c)     Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the 1.75 Pari Passu Lien Collateral Agent nor any Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the 1.75 Pari Passu Lien Collateral Agent or any Secured Party of any payment relating thereto, nor shall the 1.75 Pari Passu Lien Collateral Agent or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 7.03.     Proceeds to Be Turned Over to 1.75 Pari Passu Lien Collateral Agent. In addition to the rights of the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties specified in Section 7.01 with respect to payments of Receivables, and subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, if an Event of Default shall occur and be continuing, upon written request from the 1.75 Pari Passu Lien Collateral Agent, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Joint First Lien Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Joint First Lien Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Joint First Lien Collateral Agent, if requested). All Proceeds received by the Joint First Lien Collateral Agent hereunder shall be held by the Joint First Lien Collateral Agent in a collateral account maintained under its sole dominion and control. All such Proceeds while held by the Joint First Lien Collateral Agent in a collateral account (or by such Grantor in trust for the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 7.04 subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement.

Section 7.04.     Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the 1.75 Pari Passu Lien Collateral Agent’s election, subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, and any other intercreditor or collateral agency agreement entered into in connection with Indebtedness permitted under the Indenture and the Term Loan Credit Agreement, the 1.75 Pari Passu Lien Collateral Agent may apply all or any part of the Collateral, whether or not held in the Deposit Accounts, the Securities Accounts or any other collateral account, in payment of the Secured Obligations in the order set forth in the First Lien Intercreditor Agreement and, solely as among the Secured Parties (as defined herein), as follows:

FIRST, ratably to the payment of all costs and expenses owing to the 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent or the Term Loan Agent in respect of the Secured Obligations, their agents, attorneys and counsel pursuant to this Agreement, the other Noteholder Documents and the other Loan Documents;

SECOND, ratably to the payment in full of the Secured Obligations, based upon the amount thereof outstanding as of the date of such application, to be further applied in accordance with the respective Documents; and

THIRD, after payment in full of all of the Secured Obligations, to the Grantors or their successors or assigns, as their interests may appear, or as a court of competent jurisdiction may direct.

Section 7.05.     Code and Other Remedies. Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, if an Event of Default shall occur and be continuing, the 1.75 Pari Passu Lien Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the 1.75 Pari Passu Lien Collateral Agent, without prior demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any prior notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the 1.75 Pari Passu Lien Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The 1.75 Pari Passu Lien Collateral Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of remedies in the proceeding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedies or the 1.75 Pari Passu Lien Collateral Agent’s rights hereunder. The 1.75 Pari Passu Lien Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the 1.75 Pari Passu Lien Collateral Agent’s request, to assemble the Collateral and make it available to the 1.75 Pari Passu Lien Collateral Agent at places which the 1.75 Pari Passu Lien Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. Subject to the First Lien Intercreditor Agreement, the Collateral Agency Agreement and the terms of this Agreement, the 1.75 Pari Passu Lien Collateral Agent shall apply the proceeds of any action taken by it pursuant to this Section 7.05 against the Secured Obligations, whether or not then due and payable, and only after such application and after the payment by the 1.75 Pari Passu Lien Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the 1.75 Pari Passu Lien Collateral Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the 1.75 Pari Passu Lien Collateral Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any prior notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

The 1.75 Pari Passu Lien Collateral Agent and the other Secured Parties shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to this Article 7 conducted in accordance with the requirements of applicable laws. Each Grantor hereby waives any claims against the 1.75 Pari Passu Lien Collateral Agent and the other Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the 1.75 Pari Passu Lien Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, provided that such private sale is conducted in accordance with applicable laws and this Agreement. Each Grantor hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, the 1.75 Pari Passu Lien Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable laws, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority or official, nor shall the 1.75 Pari Passu Lien Collateral Agent nor any other Secured Party be liable or accountable to any Grantor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

Section 7.06.     Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed in writing by the 1.75 Pari Passu Lien Collateral Agent, all Indebtedness owing to it by the Issuer or any Subsidiary of the Issuer shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

Section 7.07.     Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees, expenses and disbursements of any attorneys employed by the 1.75 Pari Passu Lien Collateral Agent or any Secured Party to collect such deficiency.

Article 8
The 1.75 Pari Passu Lien Collateral Agent

Section 8.01.     1.75 Pari Passu Lien Collateral Agent’s Appointment as Attorney-in-fact, Etc. (a) Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, each Grantor hereby irrevocably constitutes and appoints the 1.75 Pari Passu Lien Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the 1.75 Pari Passu Lien Collateral Agent the power and right, on behalf of such Grantor, without prior notice to or assent by such Grantor, to do any or all of the following:

(i)     following the occurrence of an Event of Default, in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the 1.75 Pari Passu Lien Collateral Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

(ii)     in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as is necessary to evidence the 1.75 Pari Passu Lien Collateral Agent’s and the Secured Parties’ security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantors relating thereto or represented thereby;

(iii)     pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)     execute, in connection with any sale provided for in Section 7.05, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)     (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the 1.75 Pari Passu Lien Collateral Agent or as the 1.75 Pari Passu Lien Collateral Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (C) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (D) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (E) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the 1.75 Pari Passu Lien Collateral Agent may deem appropriate; (F) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), through the world for such term or terms, on such conditions, in such manner, as is necessary; and (G) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the 1.75 Pari Passu Lien Collateral Agent were the absolute owner thereof for all purposes, and do, at the 1.75 Pari Passu Lien Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the 1.75 Pari Passu Lien Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the 1.75 Pari Passu Lien Collateral Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

The 1.75 Pari Passu Lien Collateral Agent shall endeavor to provide the Issuer with notice at or about the time of the exercise of its rights in the preceding clause (a), provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of any rights or remedies hereunder.

(b)     Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, if any Grantor fails to perform or comply with any of its agreements contained herein, the 1.75 Pari Passu Lien Collateral Agent, at the option of the Applicable Agent, but without any obligation for the Applicable Agent to exercise such option, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)     The expenses of the 1.75 Pari Passu Lien Collateral Agent incurred in connection with actions undertaken as provided in this Section 8.01, together with, if past due, interest thereon at a rate per annum equal to the interest rate on the Secured Notes, from the date when due to the 1.75 Pari Passu Lien Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the 1.75 Pari Passu Lien Collateral Agent upon not less than five (5) Business Days’ notice.

(d)     Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 8.02.     Duty of 1.75 Pari Passu Lien Collateral Agent. The 1.75 Pari Passu Lien Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the 1.75 Pari Passu Lien Collateral Agent deals with similar property for its own account. Neither the 1.75 Pari Passu Lien Collateral Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. In connection therewith, the 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent and the Term Loan Agent shall be under no obligation to take any action toward the enforcement of this Agreement, whether on its own motion or on the request of any other Person, which in the opinion of the 1.75 Pari Passu Lien Collateral Agent may involve loss, liability or expense to it, (x) unless the Company or one or more Secured Parties shall offer and furnish security or indemnity, reasonably satisfactory to the 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent or the Term Loan Agent, as applicable, against such loss, liability and expense to the 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent or the Term Loan Agent, as applicable or (y) solely with respect to the actions of the 1.75 Pari Passu Lien Collateral Agent, unless the 1.75 Pari Passu Lien Collateral Agent shall have received direction from the Applicable Agent. The powers conferred on the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties hereunder are solely to protect the 1.75 Pari Passu Lien Collateral Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the 1.75 Pari Passu Lien Collateral Agent or any Secured Party to exercise any such powers. The 1.75 Pari Passu Lien Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as determined by a final and nonappealable decision of a court of competent jurisdiction.

Section 8.03.     Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the 1.75 Pari Passu Lien Collateral Agent or the Joint First Lien Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as required by applicable law to perfect the security interests of the 1.75 Pari Passu Lien Collateral Agent under this Agreement. Each Grantor authorizes the 1.75 Pari Passu Lien Collateral Agent or the Joint First Lien Collateral Agent to use the collateral description “all personal property” or “all assets” in any such financing statements. Each Grantor also ratifies its authorization for the Joint First Lien Collateral Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto filed prior to the date hereof.

Section 8.04.     Authority of 1.75 Pari Passu Lien Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the 1.75 Pari Passu Lien Collateral Agent under this Agreement with respect to any action taken by the 1.75 Pari Passu Lien Collateral Agent or the exercise or non-exercise by the 1.75 Pari Passu Lien Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties, be governed by the Indenture, the Term Loan Credit Agreement, the Collateral Agency Agreement, other applicable Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the 1.75 Pari Passu Lien Collateral Agent and the Grantors, the 1.75 Pari Passu Lien Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Article 9
Miscellaneous

Section 9.01.     Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the Indenture and the Term Loan Credit Agreement. For the avoidance of doubt, the Issuer, the other Grantors (if applicable) and the 1.75 Pari Passu Lien Collateral Agent, together with the 1.75 Lien Notes Collateral Agent and/or Term Loan Agent, as applicable, may, without the consent of the Noteholders, the Lenders or the Joint First Lien Collateral Agent, enter into amendments or other modifications of this Agreement or any other applicable 1.75 Lien Collateral Document (including by entering into any collateral agency agreement or any other new or supplemental agreements) to the extent contemplated by this Agreement, Section 9.1 of the Indenture or Section 9.01 of the Term Loan Credit Agreement, as applicable, and the related provisions of any other applicable Documents; provided, however, no such amendment, waiver or other modification shall adversely affect the Joint First Lien Collateral Agent without the written consent of the Joint First Lien Collateral Agent.

Section 9.02.     Notices. All notices, requests and demands to or upon (i) the 1.75 Lien Notes Collateral Agent (or the 1.75 Pari Passu Lien Collateral Agent in place thereof) shall be effected in the manner provided for in Section 13.3 of the Indenture and the related provisions of any other applicable Noteholder Documents, (ii) the Term Loan Agent (or the 1.75 Pari Passu Lien Collateral Agent in place thereof), shall be effected in the manner provided for in Section 9.02 of the Term Loan Credit Agreement and the related provisions of any other applicable Loan Documents and (iii) any Grantor hereunder, shall be effected in the manner provided for in Section 13.3 of the Indenture or Section 9.02 of the Term Loan Credit Agreement, and the related provisions of any other applicable Documents, as applicable.

Section 9.03.     No Waiver by Course of Conduct; Cumulative Remedies. Neither the 1.75 Pari Passu Lien Collateral Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 9.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the 1.75 Pari Passu Lien Collateral Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the 1.75 Pari Passu Lien Collateral Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the 1.75 Pari Passu Lien Collateral Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 9.04.     Enforcement Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay, indemnify against or reimburse each Secured Party and the 1.75 Pari Passu Lien Collateral Agent for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Documents to which such Grantor is a party, including, without limitation, the reasonable fees, expenses and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties.

(b)     Each Grantor agrees to pay, and to save the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)     Each Grantor agrees to pay, and to save the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Issuer would be required to do so pursuant to Section 7.7 of the Indenture, Section 9.04 of the Term Loan Credit Agreement or the related provisions of any other applicable Documents except those resulting from the 1.75 Pari Passu Lien Collateral Agent’s or any Secured Party’s willful misconduct or gross negligence as determined by a final and nonappealable decision of a court of competent jurisdiction.

(d)     The agreements in this Section 9.04 shall survive repayment of the Secured Obligations, termination of the Documents and resignation or removal of the 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent or the Term Loan Agent.

Section 9.05.     Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties and their successors and assigns; provided that except as permitted by the Indenture and the Term Loan Credit Agreement, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the 1.75 Pari Passu Lien Collateral Agent.

Section 9.06.     Set-off. Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, each Grantor hereby irrevocably authorizes the 1.75 Pari Passu Lien Collateral Agent and each other Secured Party at any time and from time to time while an Event of Default has occurred and is continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the 1.75 Pari Passu Lien Collateral Agent or such other Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as the 1.75 Pari Passu Lien Collateral Agent or such other Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to the 1.75 Pari Passu Lien Collateral Agent or such other Secured Party hereunder and claims of every nature and description of the 1.75 Pari Passu Lien Collateral Agent or such other Secured Party against such Grantor, in any currency, whether arising hereunder, under the Indenture, the Term Loan Credit Agreement or any other Document, as the 1.75 Pari Passu Lien Collateral Agent or such other Secured Party may elect, whether or not the 1.75 Pari Passu Lien Collateral Agent or any other Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The 1.75 Pari Passu Lien Collateral Agent and each other Secured Party shall endeavor to notify the Issuer promptly of any such set-off and the application made by the 1.75 Pari Passu Lien Collateral Agent or such other Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the 1.75 Pari Pass Lien Collateral Agent and each other Secured Party under this Section 9.06 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the 1.75 Pari Passu Lien Collateral Agent or such other Secured Party may have.

Section 9.07.     Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 9.08.     Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9.09.     Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 9.10.     Integration. This Agreement and the other Documents represent the agreement of the Grantors, the 1.75 Pari Passu Lien Collateral Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the 1.75 Pari Pass Lien Collateral Agent or any Secured Parties relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Documents.

Section 9.11.     Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 9.12.     Submission to Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

(a)     submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)     consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)     agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 9.02 or at such other address of which the 1.75 Pari Passu Lien Collateral Agent shall have been notified pursuant thereto;

(d)     agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)     waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 9.13.     Acknowledgements. Each Grantor hereby acknowledges that:

(a)     it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Documents to which it is a party;

(b)     neither the 1.75 Pari Passu Lien Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Documents, and the relationship between the Grantors, on the one hand, and the 1.75 Pari Passu Lien Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)     no joint venture is created hereby or by the other Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties; and

(d)     the 1.75 Pari Passu Lien Collateral Agent may at any time and from time to time appoint a collateral agent to maintain any of the Collateral, maintain books and records regarding any Collateral, release Collateral, and assist in any aspect arising in connection with the Collateral as the 1.75 Pari Passu Lien Collateral Agent may desire; and the 1.75 Pari Passu Lien Collateral Agent may appoint itself, any affiliate or a third party as the 1.75 Pari Passu Lien Collateral Agent, and all reasonable costs of the 1.75 Pari Passu Lien Collateral Agent shall be borne by the Grantors;

Section 9.14.     Additional Grantors. Each Restricted Subsidiary of Hovnanian shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement, substantially in the form of Exhibit B hereto.

Section 9.15.     Releases. (a) Upon the indefeasible payment in full in cash of all outstanding Secured Obligations, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the 1.75 Pari Passu Lien Collateral Agent, the Joint First Lien Collateral Agent and each Grantor hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors.

(b)     Subject to the First Lien Intercreditor Agreement and the Collateral Agency Agreement, all or a portion of the Collateral shall be released from the Liens created hereby, and a Grantor may be released from its obligations hereunder, in each case pursuant to and as provided in Section 11.4 of the Indenture with respect to the Secured Notes and Section 8.08 of the Term Loan Credit Agreement with respect to the Loans. At the request and sole expense of such Grantor, upon the 1.75 Pari Passu Lien Collateral Agent’s receipt of the documents required by Section 11.4 of the Indenture with respect to the Secured Notes and Section 8.08 of the Term Loan Credit Agreement with respect to the Loans, the 1.75 Pari Passu Lien Collateral Agent shall deliver to such Grantor any Collateral held by the 1.75 Pari Passu Lien Collateral Agent or Joint First Lien Collateral Agent hereunder, and execute and deliver to such Grantor such documents as the Grantor shall reasonably request to evidence such termination or release.

(c)     None of the Grantors, the 1.75 Pari Passu Lien Collateral Agent, the Joint First Lien Collateral Agent , the 1.75 Lien Notes Collateral Agent, the Term Loan Agent or the Trustee is authorized to, and each agrees not to, make any filing (including the filing of Uniform Commercial Code termination statements) to reflect on public record the termination and release of any security interest granted hereunder or in any other 1.75 Lien Collateral Document except in connection with a termination or release permitted by Sections 9.15(a) or (b) of this Agreement.

Section 9.16.     Waiver of Jury Trial. EXCEPT AS PROHIBITED BY LAW, EACH GRANTOR AND THE 1.75 PARI PASSU LIEN COLLATERAL AGENT, ON BEHALF OF ITSELF, THE 1.75 LIEN NOTES COLLATERAL AGENT, THE TERM LOAN AGENT, THE TRUSTEE AND THE JOINT FIRST LIEN COLLATERAL AGENT, HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

Section 9.17.     First Lien Intercreditor Agreement and Collateral Agency Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the 1.75 Pari Passu Lien Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the 1.75 Pari Passu Lien Collateral Agent hereunder are subject to the provisions of the First Lien Intercreditor Agreement and the Collateral Agency Agreement. The exercise of any right or remedy under the First Lien Intercreditor Agreement, the Collateral Agency Agreement, any other intercreditor agreement or any 1.75 Lien Collateral Document by the 1.75 Pari Passu Lien Collateral Agent shall be at the written direction of the Applicable Agent. In the event that an Additional First Lien Representative shall serve in the capacity of the Controlling Senior Lien Representative under the First Lien Intercreditor Agreement, solely as between the representative appointed thereunder in respect of the Noteholder Secured Parties and the representative appointed thereunder in respect of the Credit Agreement Secured Parties, the Controlling Senior Lien Representative shall be the representative with respect to the Secured Obligations for which its collateral agent is the Applicable Agent hereunder at such time. In the event of any conflict between the terms of the First Lien Intercreditor Agreement and this Agreement, the terms of the First Lien Intercreditor Agreement shall govern. In the event of any conflict between the terms of the Collateral Agency Agreement and this Agreement, the terms of the Collateral Agency Agreement shall govern.

Section 9.18.     Control Agreements. In connection with each agreement made at any time pursuant to Sections 9-104 or 8-106 of the Uniform Commercial Code among the Joint First Lien Collateral Agent, any one or more Grantors, and any depository financial institution or issuer of uncertificated mutual fund shares or other uncertificated securities and any other Person party thereto, the Joint First Lien Collateral Agent shall not deliver to any such depository or issuer, instructions directing the disposition of the deposit or uncertificated fund shares or other securities unless an Event of Default has occurred and is continuing at such time.

Section 9.19.     1.75 Pari Passu Lien Collateral Agent Privileges, Powers and Immunities. In the performance of its obligations, powers and rights hereunder as 1.75 Pari Passu Lien Collateral Agent, Wilmington Trust, National Association shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as Joint First Lien Collateral Agent under the Indenture, the Term Loan Credit Agreement the other applicable Documents and the Collateral Agency Agreement. The 1.75 Pari Passu Lien Collateral Agent shall be entitled to refuse to take or refrain from taking any discretionary action or exercise any discretionary powers set forth in this Agreement unless specifically authorized under the Indenture, the Term Loan Credit Agreement, the other applicable Documents or the Collateral Agency Agreement or it has received with respect thereto written direction of the Applicable Agent (including, at the direction of the Issuer in accordance with the Indenture and the Term Loan Credit Agreement) (it being understood and agreed that the actions and directions set forth in Section 9.1 of the Indenture are not discretionary). Notwithstanding anything to the contrary contained herein and notwithstanding anything contained in Section 9-207 of the New York UCC, the 1.75 Pari Passu Lien Collateral Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations (including, but not limited to, no obligation to prepare, record, file, re-record or re-file any financing statement, continuation statement or other instrument in any public office). The permissive rights and authorizations of the 1.75 Pari Passu Lien Collateral Agent hereunder shall not be construed as duties. The 1.75 Pari Passu Lien Collateral Agent shall be entitled to exercise its powers and duties hereunder through designees, specialists, experts or other appointees selected by it with due care and shall not be liable for the negligence or misconduct of such appointees.

Section 9.20     1.75 Lien Notes Collateral Agent and Term Loan Agent Privileges, Powers and Immunities. In the performance of its obligations, powers and rights hereunder, (i) the 1.75 Lien Notes Collateral Agent shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as 1.75 Lien Notes Collateral Agent under the Indenture, the other Noteholder Documents and the Collateral Agency Agreement and (ii) the Term Loan Agent shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as Term Loan Agent under the Term Loan Credit Agreement, the other Loan Documents and the Collateral Agency Agreement. The 1.75 Lien Notes Collateral Agent (whether in its capacity as the Applicable Agent or otherwise) shall be entitled to refuse to take or refrain from taking, or refuse to give or refrain from giving any direction to the 1.75 Pari Passu Lien Collateral Agent with respect to, any discretionary action or exercise or give any direction to the 1.75 Pari Passu Lien Collateral Agent to exercise any discretionary powers set forth in this Agreement unless specifically authorized under the Indenture and the other applicable Noteholder Documents or it has received with respect thereto written direction of the Issuer, the Noteholders or the Trustee in accordance with the Indenture or other applicable Noteholder Document (it being understood and agreed that the actions and directions set forth in Section 9.1 of the Indenture are not discretionary) and the Collateral Agency Agreement. The Term Loan Agent (whether in its capacity as the Applicable Agent or otherwise) shall be entitled to refuse to take or refrain from taking or refuse to give or refrain from giving any direction to the 1.75 Pari Passu Lien Collateral Agent with respect to any discretionary action or exercise, or give any direction to the 1.75 Pari Passu Lien Collateral Agent to exercise, any discretionary powers set forth in this Agreement unless specifically authorized under the Term Loan Credit Agreement and the other applicable Loan Documents or it has received with respect thereto written direction of the Issuer or the Lenders in accordance with the Term Loan Credit Agreement or other applicable Loan Documents and the Collateral Agency Agreement. Notwithstanding anything to the contrary contained herein and notwithstanding anything contained in Section 9-207 of the New York UCC, each of the 1.75 Lien Notes Collateral Agent and the Term Loan Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations (including, but not limited to, no obligation to prepare, record, file, re-record or re-file any financing statement, continuation statement or other instrument in any public office). The permissive rights and authorizations of the 1.75 Lien Notes Collateral Agent and the Term Loan Agent hereunder shall not be construed as duties. Each of the 1.75 Lien Notes Collateral Agent and the Term Loan Agent shall be entitled to exercise its powers and duties hereunder through designees, specialists, experts or other appointees selected by it with due care and shall not be liable for the negligence or misconduct of such appointees.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

Secured Party:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as 1.75 Pari Passu Lien Collateral Agent

By:	/s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as 1.75 Lien Notes Collateral Agent

By:	/s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Term Loan Agent

By:	/s/ Jeffery Rose
Name: Jeffery Rose
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Joint First Lien Collateral Agent

By:	/s/ Quinton M. DePompolo
Name: Quinton M. DePompolo
Title: Banking Officer

K. HOVNANIAN ENTERPRISES, INC., as Issuer

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

HOVNANIAN ENTERPRISES, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President Finance and Treasurer

K. HOV IP, II, INC.

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Chief Executive Officer and Treasurer

On behalf of each other entity named in Schedule A hereto

By:	/s/ David Bachstetter
Name: David Bachstetter
Title: Vice President

SCHEDULE A – LIST OF ENTITIES

2700 Empire, LLC

Amber Ridge, LLC

Arbor Trails, LLC

Builder Services NJ, L.L.C.

Builder Services PA, L.L.C.

Eastern National Abstract, Inc.

Eastern National Title Agency Arizona, LLC

Eastern National Title Agency Florida, LLC

EASTERN NATIONAL TITLE AGENCY ILLINOIS, LLC

Eastern National Title Agency Maryland, LLC

Eastern National Title Agency Virginia, Inc.

Eastern National Title Agency, Inc.

F&W MECHANICAL SERVICES, L.L.C.

Glenrise Grove, L.L.C.

GTIS-HOV Dulles Parkway Parent LLC

GTIS-HOV Festival Lakes LLC

GTIS-HOV Greenfield Crossing Parent LLC

GTIS-HOV Holdings LLC

GTIS-HOV Positano LLC

GTIS-HOV Rancho 79 LLC

GTIS-HOV Residences at Dulles Parkway LLC

GTIS-HOV Residences at Greenfield Crossing LLC

GTIS-HOV Villages at Pepper Mill LLC

GTIS-HOV Warminster LLC

Homebuyers Financial Services, L.L.C.

Homebuyers Financial USA, LLC

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

Hovnanian Land Investment Group of Florida, L.L.C.

Hovnanian Land Investment Group of Maryland, L.L.C.

Hovnanian Land Investment Group, L.L.C.

HovSite Catalina LLC

HovSite Churchill Club LLC

HovSite Cider Grove LLC

HovSite Firenze LLC

HovSite Greenwood Manor LLC

HovSite Hunt Club LLC

HovSite Irish Prairie LLC

HovSite Liberty Lakes LLC

HovSite Monteverde 1 & 2 LLC

HovSite Monteverde 3 & 4 LLC

HovSite Providence LLC

HovSite Southampton LLC

K. Hovnanian Aberdeen, LLC

K. Hovnanian Acquisitions, Inc.

K. Hovnanian Amber Glen, LLC

K. Hovnanian Arizona New GC, LLC

K. HOVNANIAN ARIZONA OPERATIONS, LLC

K. Hovnanian Asbury Pointe, LLC

K. Hovnanian Aspire at Bellevue Ranch, LLC

K. HOVNANIAN ASPIRE AT MORRIS WOODS, LLC

K. Hovnanian Aspire at River Terrace, LLC

K. Hovnanian Aspire at Stones Throw, LLC

K. HOVNANIAN ASPIRE AT WATERSTONE, LLC

K. Hovnanian at 23 North, LLC

K. Hovnanian at 240 Missouri, LLC

K. Hovnanian at Acacia Place, LLC

K. Hovnanian at Aire on McDowell, LLC

K. Hovnanian at Alexander Lakes, LLC

K. Hovnanian at Aliso, LLC

K. Hovnanian at Allentown, L.L.C.

K. Hovnanian at Amberley Woods, LLC

K. Hovnanian at Andalusia, LLC

K. Hovnanian at Asbury Park Urban Renewal, LLC

K. Hovnanian at Ashby Place, LLC

K. Hovnanian at Ashley Pointe LLC

K. Hovnanian at Autumn Ridge, LLC

K. HOVNANIAN AT AVENIR, LLC

K. Hovnanian at Bakersfield 463, L.L.C.

K. HOVNANIAN AT BALTIC & AEGEAN ASBURY PARK, LLC

K. Hovnanian at Barnegat II, L.L.C.

K. Hovnanian at Beacon Park Area 129 II, LLC

K. Hovnanian at Beacon Park Area 129, LLC

K. Hovnanian at Beacon Park Area 137, LLC

K. Hovnanian at Bensen's Mill Estates, LLC

K. Hovnanian at Blackstone, LLC

K. Hovnanian at Boca Dunes, LLC

K. Hovnanian at Bradwell Estates, LLC

K. Hovnanian at Branchburg II, LLC

K. Hovnanian at Branchburg, L.L.C.

K. Hovnanian at Branchburg-Vollers, LLC

K. Hovnanian at Brenford Station, LLC

K. Hovnanian at Bridgewater I, L.L.C.

K. Hovnanian Brittany Manor Borrower, LLC

K. Hovnanian at Brittany Manor, LLC

K. Hovnanian at Burch Kove, LLC

K. Hovnanian at Cadence Park, LLC

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. Hovnanian at Canter V, LLC

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. Hovnanian at Carlsbad, LLC

K. Hovnanian at Catania, LLC

K. Hovnanian at Caton's Reserve, LLC

K. Hovnanian at Cedar Grove III, L.L.C.

K. Hovnanian at Cedar Lane Estates, LLC

K. Hovnanian at Cedar Lane, LLC

K. Hovnanian at Chesterfield, L.L.C.

K. Hovnanian at Christina Court, LLC

K. Hovnanian at Churchill Farms LLC

K. Hovnanian at Cielo, L.L.C.

K. Hovnanian at Coosaw Point, LLC

K. Hovnanian at Coral Lago, LLC

K. Hovnanian at Deer Ridge, LLC

K. Hovnanian at Dominion Crossing, LLC

K. Hovnanian at Doylestown, LLC

K. Hovnanian at Dunellen Urban Renewal, LLC

K. Hovnanian at Eagle Heights, LLC

K. Hovnanian at East Brunswick III, LLC

K. Hovnanian at East Brunswick, LLC

K. Hovnanian at East Windsor, LLC

K. Hovnanian at Eden Terrace, L.L.C.

K. Hovnanian at Egg Harbor Township II, L.L.C.

K. Hovnanian at El Dorado Ranch II, L.L.C.

K. Hovnanian at El Dorado Ranch, L.L.C.

K. Hovnanian at Embrey Mill Village, LLC

K. Hovnanian at Embrey Mill, LLC

K. Hovnanian at Estates at Wheatlands, LLC

K. Hovnanian at Estates of Chancellorsville, LLC

K. Hovnanian at Estates of Fox Chase, LLC

K. Hovnanian at Fairfield Ridge, LLC

K. Hovnanian at Fiddyment Ranch, LLC

K. Hovnanian at Fifth Avenue, L.L.C.

K. Hovnanian at Florence I, L.L.C.

K. Hovnanian at Florence II, L.L.C.

K. Hovnanian at Fox Path at Hampton Lake, LLC

K. Hovnanian at Franklin II, L.L.C.

K. Hovnanian at Franklin, L.L.C.

K. Hovnanian at Freehold Township III, LLC

K. Hovnanian at Fresno, LLC

K. Hovnanian at Gallery, LLC

K. Hovnanian at Galloway Ridge, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. Hovnanian at Gilroy 60, LLC

K. Hovnanian at GIlroy, LLC

K. Hovnanian at Grande Park, LLC

K. Hovnanian at Great Notch, L.L.C.

K. Hovnanian at Hackettstown II, L.L.C.

K. Hovnanian at Hammock Breeze, LLC

K. Hovnanian at Hampton Cove, LLC

K. Hovnanian at Hampton Lake, LLC

K. Hovnanian at Hanover Estates, LLC

K. Hovnanian at Harbor's Edge at Bayside, LLC

K. Hovnanian at Hershey's Mill, Inc.

K. Hovnanian at Hidden Brook, LLC

K. Hovnanian at Hidden Lake, LLC

K. Hovnanian at Highland Park, LLC

K. Hovnanian at Hillsborough, LLC

K. Hovnanian at Hilltop Reserve II, LLC

K. Hovnanian at Hilltop Reserve, LLC

K. Hovnanian at Holly Ridge, LLC

K. Hovnanian at Howell Fort Plains, LLC

K. Hovnanian at Howell II, LLC

K. Hovnanian at Howell, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. Hovnanian at Hunter's Pond, LLC

K. Hovnanian at Huntfield, LLC

K. Hovnanian at Indian Wells, LLC

K. Hovnanian at Indigo Bluff, LLC

K. Hovnanian at Island Lake, LLC

K. Hovnanian at Jacks Run, LLC

K. Hovnanian at Jackson I, L.L.C.

K. Hovnanian at Jackson, L.L.C.

K. Hovnanian at Jaeger Ranch, LLC

K. Hovnanian at La Laguna, L.L.C.

K. Hovnanian at Lake Burden, LLC

K. Hovnanian at Lake Florence, LLC

K. Hovnanian at Lake LeClare, LLC

K. Hovnanian at Lake Ridge Estates, LLC

K. Hovnanian at Lakes at New Riverside, LLC

K. Hovnanian at Laurel Hills Crossing, LLC

K. Hovnanian at Lee Square, L.L.C.

K. Hovnanian at Lenah Woods, LLC

K. Hovnanian at Liberty Hill Farm, LLC

K. Hovnanian at Lily Orchard, LLC

K. Hovnanian at Link Crossing, LLC

K. Hovnanian at Little Egg Harbor Township II, L.L.C.

K. Hovnanian at Lower Macungie Township I, L.L.C.

K. Hovnanian at Lower Macungie Township II, L.L.C.

K. Hovnanian at Lower Makefield Township I, L.L.C.

K. Hovnanian at Luke Landing, LLC

K. Hovnanian at Luna Vista, LLC

K. Hovnanian at Madison Square, LLC

K. Hovnanian at Magnolia Place, LLC

K. Hovnanian at Main Street Square, LLC

K. Hovnanian at Malan Park, L.L.C.

K. Hovnanian at Manalapan Crossing, LLC

K. Hovnanian at Manalapan II, L.L.C.

K. Hovnanian at Manalapan III, L.L.C.

K. Hovnanian at Manalapan IV, LLC

K. HOVNANIAN AT MANALAPAN RIDGE, LLC

K. Hovnanian at Manalapan V, LLC

K. Hovnanian at Manalapan VI, LLC

K. Hovnanian at Manteca, LLC

K. Hovnanian at Maple Avenue, L.L.C.

K. Hovnanian at Maple Hill LLC

K. Hovnanian at Marlboro Township IX, L.L.C.

K. Hovnanian at Marlboro Township V, L.L.C.

K. Hovnanian at Marlboro VI, L.L.C.

K. Hovnanian at Maryland Ridge, LLC

K. Hovnanian at Meadowridge Villas, LLC

K. Hovnanian at Melanie Meadows, LLC

K. Hovnanian at Melody Farm, LLC

K. Hovnanian at Meridian Hills, LLC

K. Hovnanian at Middle Township II, L.L.C.

K. Hovnanian at Middletown III, LLC

K. Hovnanian at Middletown, LLC

K. Hovnanian at Millville II, L.L.C.

K. Hovnanian at Monroe IV, L.L.C.

K. Hovnanian at Monroe NJ II, LLC

K. Hovnanian at Monroe NJ III, LLC

K. Hovnanian at Monroe NJ, L.L.C.

K. Hovnanian at Montana Vista Dobbins, LLC

K. Hovnanian at Montana Vista, LLC

K. Hovnanian at Montgomery, LLC

K. Hovnanian at Montvale II, LLC

K. Hovnanian at Montvale, L.L.C.

K. Hovnanian at Morris Twp II, LLC

K. Hovnanian at Morris Twp, LLC

K. Hovnanian at Muirfield, LLC

K. Hovnanian at Mystic Dunes, LLC

K. Hovnanian at North Bergen. L.L.C.

K. Hovnanian at North Brunswick VI, L.L.C.

K. Hovnanian at North Caldwell II, L.L.C.

K. Hovnanian at North Caldwell III, L.L.C.

K. Hovnanian at North Caldwell IV, L.L.C.

K. Hovnanian at North Grove Crossing, LLC

K. Hovnanian at North Hill, LLC

K. Hovnanian at North Pointe Estates LLC

K. Hovnanian at North Wildwood, L.L.C.

K. Hovnanian at Northampton, L.L.C.

K. Hovnanian at Northridge Estates, LLC

K. Hovnanian at Norton Lake LLC

K. Hovnanian at Nottingham Meadows, LLC

K. Hovnanian at Oak Pointe, LLC

K. Hovnanian at Oakland, LLC

K. Hovnanian at Ocean View Beach Club, LLC

K. Hovnanian at Oceanport, L.L.C.

K. Hovnanian at Old Bridge II, LLC

K. Hovnanian at Old Bridge, L.L.C.

K. Hovnanian at Orchard Meadows, LLC

K. Hovnanian at Palm Valley, L.L.C.

K. Hovnanian at Park Paseo, LLC

K. Hovnanian at Parkside, LLC

K. Hovnanian at Pavilion Park, LLC

K. Hovnanian at Pelham's Reach, LLC

K. HOVNANIAN AT PHILADELPHIA I, L.L.C.

K. Hovnanian at Piazza Serena, L.L.C

K. Hovnanian at Pickett Reserve, LLC

K. Hovnanian at Pinckney Farm, LLC

K. Hovnanian at Plantation Lakes, L.L.C.

K. Hovnanian at Pointe 16, LLC

K. Hovnanian at Port Imperial Urban Renewal II, L.L.C.

K. Hovnanian at Port Imperial Urban Renewal III, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. Hovnanian at Positano, LLC

K. Hovnanian at Prairie Pointe, LLC

K. Hovnanian at Quail Creek, L.L.C.

K. Hovnanian at Rancho Cabrillo, LLC

K. Hovnanian at Randall Highlands, LLC

K. HOVNANIAN AT RAPHO, L.L.C

K. Hovnanian at Raymond Farm, LLC

K. Hovnanian at Redtail, LLC

K. Hovnanian at Reserves at Wheatlands, LLC

K. Hovnanian at Residence at Discovery Square, LLC

K. Hovnanian at Retreat at Millstone, LLC

K. Hovnanian at Ridgemont, L.L.C.

K. Hovnanian at River Hills, LLC

K. Hovnanian at Rock Ledge, LLC

K. Hovnanian at Rockland Village Green, LLC

K. Hovnanian at Rocky Run Village, LLC

K. Hovnanian at Roderuck, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. Hovnanian at Sagebrook, LLC

K. Hovnanian at Santa Nella, LLC

K. Hovnanian at Sawmill, Inc.

K. Hovnanian at Scottsdale Heights, LLC

K. Hovnanian at Seabrook, LLC

K. Hovnanian at Seasons Landing, LLC

K. Hovnanian at Sheldon Grove, LLC

K. Hovnanian at Shrewsbury, LLC

K. Hovnanian at Sienna Hills, LLC

K. Hovnanian at Sierra Vista, LLC

K. Hovnanian at Signal Hill, LLC

K. HOVNANIAN AT SILVER LEAF, LLC

K. Hovnanian at Silver Spring, L.L.C.

K. Hovnanian at Silverstone G, LLC

K. Hovnanian at Silverstone, LLC

K. Hovnanian at Silverwood Glen, LLC

K. Hovnanian at Skye Isle, LLC

K. Hovnanian at Skye on McDowell, LLC

K. Hovnanian at Smithville, Inc.

K. Hovnanian at Solare, LLC

K. Hovnanian at Somerset, LLC

K. Hovnanian at South Brunswick II, LLC

K. Hovnanian at South Brunswick III, LLC

K. Hovnanian at South Brunswick IV, LLC

K. Hovnanian at Spring Isle, LLC

K. Hovnanian at Stanton, LLC

K. Hovnanian at Station Square, L.L.C.

K. Hovnanian at Summerlake, LLC

K. Hovnanian at Sunridge Park, LLC

K. Hovnanian at Sunrise Trail II, LLC

K. Hovnanian at Sunrise Trail III, LLC

K. HOVNANIAN AT TAMARACK SOUTH LLC

K. Hovnanian at Tanglewood Oaks, LLC

K. Hovnanian at Terra Bella Two, LLC

K. Hovnanian at The Boulevards at Westfields, LLC

K. Hovnanian at The Commons at Richmond Hill, LLC

K. Hovnanian at The Highlands at Summerlake Grove, LLC

K. Hovnanian at The Meadows 9, LLC

K. Hovnanian at The Meadows, LLC

K. Hovnanian at The Monarch, L.L.C.

K. Hovnanian at The Promenade at Beaver Creek, LLC

K. Hovnanian at Thompson Ranch, LLC

K. Hovnanian at Tower Hill, LLC

K. Hovnanian at Townes at County Center, LLC

K. Hovnanian at Trafford Place, LLC

K. Hovnanian at Trail Ridge, LLC

K. Hovnanian at Tramore LLC

K. Hovnanian at Union Park, LLC

K. Hovnanian at Upper Providence, LLC

K. Hovnanian at Upper Uwchlan II, L.L.C.

K. Hovnanian at Upper Uwchlan, L.L.C.

K. Hovnanian at Valle Del Sol, LLC

K. Hovnanian at Valletta, LLC

K. Hovnanian at Ventana Lakes, LLC

K. Hovnanian at Verona Estates, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. Hovnanian at Verrado Cascina, LLC

K. Hovnanian at Verrado Marketside, LLC

K. Hovnanian at Victorville, L.L.C.

K. Hovnanian at Village Center, LLC

K. Hovnanian at Village of Round Hill, LLC

K. Hovnanian at Villages at Country View, LLC

K. Hovnanian at Vineyard Heights, LLC

K. Hovnanian at Vista Del Sol, L.L.C.

K. Hovnanian at Vista Lago, LLC

K. Hovnanian at Wade's Grant, L.L.C.

K. Hovnanian at Waldwick, LLC

K. Hovnanian at Walkers Grove, LLC

K. Hovnanian at Wall Donato, LLC

K. Hovnanian at Wall Quail Ridge, LLC

K. Hovnanian at Warren Township II, LLC

K. Hovnanian at Warren Township, L.L.C.

K. Hovnanian at Waterford, LLC

K. Hovnanian at Waterstone, LLC

K. Hovnanian at Wellsprings, LLC

K. Hovnanian at West View Estates, L.L.C.

K. Hovnanian at Westbrook, LLC

K. Hovnanian at Westshore, LLC

K. Hovnanian at Wheeler Ranch, LLC

K. Hovnanian at Wheeler Woods, LLC

K. Hovnanian at Whitemarsh, LLC

K. Hovnanian at Wildwood Bayside, L.L.C.

K. Hovnanian at Willowsford Greens III, LLC

K. Hovnanian at Woodcreek West, LLC

K. Hovnanian at Woolwich I, L.L.C.

K. Hovnanian Belden Pointe, LLC

K. Hovnanian Belmont Reserve, LLC

K. Hovnanian Build on Your Lot Division, LLC

K. Hovnanian CA Land Holdings, LLC

K. Hovnanian California New GC, LLC

K. Hovnanian California Operations, Inc.

K. Hovnanian California Region, Inc.

K. Hovnanian Cambridge Homes, L.L.C.

K. Hovnanian Central Acquisitions, L.L.C.

K. Hovnanian Chicago Division, Inc.

K. Hovnanian Classics, L.L.C.

K. Hovnanian Communities, Inc.

K. Hovnanian Companies of Arizona, LLC

K. Hovnanian Companies of Florida, LLC

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. Hovnanian Companies of Southern California, Inc.

K. Hovnanian Companies, LLC

K. Hovnanian Construction II, Inc

K. Hovnanian Cornerstone Farms, LLC

K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.

K. Hovnanian Cypress Creek, LLC

K. Hovnanian Cypress Key, LLC

K. Hovnanian D.C. Group, LLC

K. Hovnanian Delaware Division, Inc.

K. Hovnanian Delaware New GC, LLC

K. Hovnanian Delaware Operations, LLC

K. Hovnanian Developments of D.C., Inc.

K. Hovnanian Developments of Georgia, Inc.

K. Hovnanian Developments of Minnesota, Inc.

K. Hovnanian Developments of New York, Inc.

K. Hovnanian Developments of North Carolina, Inc.

K. Hovnanian Developments of Pennsylvania, Inc.

K. Hovnanian Developments of Texas, Inc.

K. Hovnanian Developments of West Virginia, Inc.

K. Hovnanian DFW Auburn Farms, LLC

K. Hovnanian DFW Bayside, LLC

K. Hovnanian DFW Belmont, LLC

K. Hovnanian DFW Berkshire II, LLC

K. Hovnanian DFW Berkshire, LLC

K. Hovnanian DFW Bluff Creek, LLC

K. Hovnanian DFW Calloway Trails, LLC

K. Hovnanian DFW Canyon Falls, LLC

K. Hovnanian DFW Carillon, LLC

K. Hovnanian DFW Commodore at Preston, LLC

K. Hovnanian DFW Courts at Bonnie Brae, LLC

K. Hovnanian DFW Creekside Estates II, LLC

K. Hovnanian DFW Creekside Estates, LLC

K. Hovnanian DFW Diamond Creek Estates, LLC

K. Hovnanian DFW Division, LLC

K. Hovnanian DFW Encore of Las Colinas II, LLC

K. Hovnanian DFW Encore of Las Colinas, LLC

K. Hovnanian DFW Harmon Farms, LLC

K. Hovnanian DFW Heritage Crossing, LLC

K. Hovnanian DFW Heron Pond, LLC

K. Hovnanian DFW High Pointe, LLC

K. Hovnanian DFW Hightower, LLC

K. Hovnanian DFW Homestead, LLC

K. Hovnanian DFW Inspiration, LLC

K. Hovnanian DFW Lexington, LLC

K. Hovnanian DFW Liberty Crossing II, LLC

K. Hovnanian DFW Liberty Crossing, LLC

K. Hovnanian DFW Liberty, LLC

K. Hovnanian DFW Light Farms II, LLC

K. Hovnanian DFW Light Farms, LLC

K. Hovnanian DFW Maxwell Creek, LLC

K. Hovnanian DFW Midtown Park, LLC

K. Hovnanian DFW Milrany Ranch, LLC

K. Hovnanian DFW Mustang Lakes II, LLC

K. Hovnanian DFW Mustang Lakes, LLC

K. Hovnanian DFW Oakmont Park, LLC

K. Hovnanian DFW Palisades, LLC

K. Hovnanian DFW Parkside, LLC

K. Hovnanian DFW Parkview, LLC

K. Hovnanian DFW Richwoods, LLC

K. Hovnanian DFW Ridgeview, LLC

K. Hovnanian DFW Sanford Park, LLC

K. Hovnanian DFW Seventeen Lakes, LLC

K. Hovnanian DFW The Parks at Rosehill, LLC

K. Hovnanian DFW Trailwood II, LLC

K. Hovnanian DFW Trailwood, LLC

K. Hovnanian DFW Villas at Mustang Park, LLC

K. Hovnanian DFW Villas at The Station, LLC

K. Hovnanian DFW Watson Creek, LLC

K. Hovnanian DFW Wellington Villas, LLC

K. Hovnanian DFW Wellington, LLC

K. Hovnanian DFW Wildridge, LLC

K. Hovnanian Eastern Pennsylvania, L.L.C.

K. Hovnanian Edgebrook, LLC

K. HOVNANIAN EDISON GROUP, LLC

K. Hovnanian Estates at Regency, L.L.C.

K. Hovnanian Estates at Wekiva, LLC

K. Hovnanian Falls Pointe, LLC

K. HOVNANIAN FINANCIAL SERVICES GROUP, LLC

K. HOVNANIAN FIRST HOMES, L.L.C.

K. Hovnanian Florida New GC, LLC

K. HOVNANIAN FLORIDA OPERATIONS, LLC

K. Hovnanian Florida Realty, L.L.C.

K. Hovnanian Forest Lakes, LLC

K. Hovnanian Forest Valley, LLC

K. Hovnanian Four Seasons at Chestnut Ridge, LLC

K. Hovnanian Georgia New GC, LLC

K. Hovnanian Georgia Operations, LLC

K. Hovnanian Grand Cypress, LLC

K. Hovnanian Grandefield, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. Hovnanian Hamptons at Oak Creek II, L.L.C.

K. Hovnanian Hidden Hollow, LLC

K. Hovnanian Highland Ridge, LLC

K. Hovnanian Holdings NJ, L.L.C.

K. Hovnanian Homes - DFW II, L.L.C.

K. Hovnanian Homes - DFW, L.L.C.

K. Hovnanian Homes at Brook Manor, LLC

K. Hovnanian Homes at Burke Junction, LLC

K. Hovnanian Homes at Creekside, LLC

K. Hovnanian Homes at Greenway Farm, L.L.C.

K. Hovnanian Homes at Jones Station 1, L.L.C.

K. Hovnanian Homes at Knollac Acres, LLC

K. Hovnanian Homes at Leigh Mill, LLC

K. Hovnanian Homes at Parkside, LLC

K. Hovnanian Homes at Reedy Creek, LLC

K. Hovnanian Homes at Russett, L.L.C.

K. Hovnanian Homes at Salt Creek Landing, LLC

K. Hovnanian Homes at Shell Hall, LLC

K. Hovnanian Homes at Shenandoah Springs, LLC

K. Hovnanian Homes at St. James Place, LLC

K. Hovnanian Homes at The Abby, LLC

K. Hovnanian Homes at the Highlands, LLC

K. Hovnanian Homes at The Paddocks, LLC

K. Hovnanian Homes at Thompson's Grant, LLC

K. Hovnanian Homes at Willowsford Grange, LLC

K. Hovnanian Homes at Willowsford Grant II, LLC

K. Hovnanian Homes at Willowsford Grant, LLC

K. Hovnanian Homes at Willowsford Greens, LLC

K. Hovnanian Homes at Willowsford New, LLC

K. Hovnanian Homes Northern California, Inc.

K. Hovnanian Homes of D.C., L.L.C.

K. Hovnanian Homes of Delaware I, LLC

K. Hovnanian Homes of Florida I, LLC

K. Hovnanian Homes of Longacre Village, L.L.C.

K. Hovnanian Homes of Maryland I, LLC

K. Hovnanian Homes of Maryland II, LLC

K. Hovnanian Homes of Maryland, L.L.C.

K. Hovnanian Homes of Minnesota at Arbor Creek, LLC

K. Hovnanian Homes of Minnesota at Autumn Meadows, LLC

K. Hovnanian Homes of Minnesota at Brynwood, LLC

K. Hovnanian Homes of Minnesota at Cedar Hollow, LLC

K. Hovnanian Homes of Minnesota at Founder's Ridge, LLC

K. Hovnanian Homes of Minnesota at Harpers Street Woods, LLC

K. Hovnanian Homes of Minnesota at Oaks of Oxbow, LLC

K. Hovnanian Homes of Minnesota at Regent's Point, LLC

K. Hovnanian Homes of Minnesota, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. Hovnanian Homes of Virginia I, LLC

K. Hovnanian Houston Bayou Oaks at West Orem, LLC

K. Hovnanian Houston Cambridge Heights, LLC

K. Hovnanian Houston City Heights, LLC

K. Hovnanian Houston Copper Cove, LLC

K. Hovnanian Houston Creek Bend, LLC

K. Hovnanian Houston Division, LLC

K. Hovnanian Houston Dry Creek Village, LLC

K. Hovnanian Houston Eldridge Park, LLC

K. Hovnanian Houston Greatwood Lake, LLC

K. Hovnanian Houston Katy Pointe II, LLC

K. Hovnanian Houston Katy Pointe, LLC

K. Hovnanian Houston Lakes of Bella Terra West II, LLC

K. Hovnanian Houston Lakes of Bella Terra West, LLC

K. Hovnanian Houston Laurel Glen, LLC

K. Hovnanian Houston Magnolia Creek, LLC

K. Hovnanian Houston Midtown Park I, LLC

K. Hovnanian Houston Park Lakes East, LLC

K. Hovnanian Houston Parkway Trails, LLC

K. Hovnanian Houston Property I, LLC

K. Hovnanian Houston Property II, LLC

K. Hovnanian Houston River Farms, LLC

K. Hovnanian Houston St. Augustine Meadows, LLC

K. Hovnanian Houston Sunset Ranch, LLC

K. Hovnanian Houston Terra Del Sol, LLC

K. Hovnanian Houston The Villages at Champions Gate, LLC

K. Hovnanian Houston Thunder Bay Subdivision, LLC

K. Hovnanian Houston Tranquility Lake Estates, LLC

K. Hovnanian Houston Westwood, LLC

K. Hovnanian Houston Woodshore, LLC

K. HOVNANIAN ILLINOIS NEW GC, LLC

K. HOVNANIAN ILLINOIS OPERATIONS, LLC

K. Hovnanian Indian Trails, LLC

K. Hovnanian Ivy Trail, LLC

K. Hovnanian JV Holdings, L.L.C.

K. Hovnanian JV Services Company, L.L.C.

K. Hovnanian LaDue Reserve, LLC

K. Hovnanian Lake Griffin Reserve, LLC

K. Hovnanian Lake Parker, LLC

K. Hovnanian Lakes of Green, LLC

K. Hovnanian Landings 40s, LLC

K. Hovnanian Legacy at Via Bella, LLC

K. Hovnanian Liberty on Bluff Creek, LLC

K. Hovnanian Magnolia at Westside, LLC

K. Hovnanian Manalapan Acquisition, LLC

K. Hovnanian Maryland Division, LLC

K. Hovnanian Maryland Region, Inc.

K. Hovnanian Meadow Lakes, LLC

K. Hovnanian Meadow View at Mountain House, LLC

K. Hovnanian Monarch Grove, LLC

K. Hovnanian Montclaire Estates, LLC

K. HOVNANIAN NEW JERSEY NEW GC, LLC

K. Hovnanian New Jersey Operations, LLC

K. Hovnanian North Central Acquisitions, L.L.C.

K. Hovnanian North Jersey Acquisitions, L.L.C.

K. Hovnanian Northeast Division, Inc.

K. Hovnanian Northeast Services, L.L.C.

K. Hovnanian Northern California Division, LLC

K. Hovnanian Northern Ohio Division, LLC

K. Hovnanian Northpointe 40s, LLC

K. Hovnanian Norton Place, LLC

K. Hovnanian Ocoee Landings, LLC

K. Hovnanian of Houston II, L.L.C.

K. Hovnanian of Houston III, L.L.C.

K. Hovnanian Ohio New GC, LLC

K. HOVNANIAN OHIO OPERATIONS, LLC

K. Hovnanian Ohio Realty, L.L.C.

K. Hovnanian Ohio Region, Inc.

K. Hovnanian Operations Company, Inc.

K. Hovnanian Orlando Division, LLC

K. Hovnanian Osprey Ranch, LLC

K. Hovnanian PA Real Estate, Inc.

K. Hovnanian Parkview at Sterling Meadows, LLC

K. Hovnanian Pennsylvania Build on Your Lot Division, LLC

K. Hovnanian Pennsylvania New GC, LLC

K. Hovnanian Pennsylvania Operations, LLC

K. Hovnanian Phoenix Division, Inc.

K. Hovnanian Phoenix Group, LLC

K. Hovnanian Pinewood Reserve, LLC

K. Hovnanian Port Imperial Urban Renewal, Inc.

K. HOVNANIAN PRESERVE AT TURTLE CREEK LLC

K. Hovnanian Properties of Red Bank, LLC

K. Hovnanian Redfern Trails, LLC

K. Hovnanian Reynolds Ranch, LLC

K. Hovnanian Rivendale, LLC

K. Hovnanian Riverside, LLC

K. Hovnanian Rivington, LLC

K. Hovnanian San Sebastian, LLC

K. Hovnanian Schady Reserve, LLC

K. Hovnanian Sereno, LLC

K. Hovnanian Sherwood at Regency, LLC

K. Hovnanian South Carolina New GC, LLC

K. Hovnanian South Carolina Operations, LLC

K. Hovnanian South Fork, LLC

K. Hovnanian South Jersey Acquisitions, L.L.C.

K. Hovnanian Southeast Coastal Division, Inc.

K. Hovnanian Southeast Florida Division, LLC

K. Hovnanian Southern California Division, LLC

K. Hovnanian Southern New Jersey, L.L.C.

K. Hovnanian Sterling Ranch, LLC

K. Hovnanian Summit Holdings, L.L.C.

K. Hovnanian T&C Homes at Florida, L.L.C.

K. Hovnanian T&C Homes at Illinois, L.L.C.

K. Hovnanian TerraLargo, LLC

K. Hovnanian Texas Operations New, LLC

K. Hovnanian Texas Operations, LLC

K. Hovnanian Timbres at Elm Creek, LLC

K. Hovnanian Union Park, LLC

K. Hovnanian Venture I, L.L.C.

K. Hovnanian Village Glen, LLC

K. HOVNANIAN VILLAS AT THE COMMONS, LLC

K. Hovnanian Virginia Division, Inc.

K. Hovnanian Virginia New GC, LLC

K. Hovnanian Virginia Operations, Inc.

K. Hovnanian Waterbury, LLC

K. Hovnanian West Virginia Build on Your Lot Division, LLC

K. Hovnanian West Virginia New GC, LLC

K. Hovnanian West Virginia Operations, LLC

K. Hovnanian White Road, LLC

K. Hovnanian Winding Bay Preserve, LLC

K. HOVNANIAN WINDWARD HOMES, LLC

K. Hovnanian Woodland Pointe, LLC

K. Hovnanian Woodridge Place, LLC

K. Hovnanian's Aspire at Union Village, LLC

K. Hovnanian's Cove at Asbury Park, LLC

K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. Hovnanian's Four Seasons at Baymont Farms L.L.C.

K. Hovnanian's Four Seasons at Beaumont, LLC

K. Hovnanian's Four Seasons at Bella Vista, LLC

K. Hovnanian's Four Seasons at Belle Terre, LLC

K. Hovnanian's Four Seasons at Briargate, LLC

K. Hovnanian's Four Seasons at Carolina Oaks, LLC

K. HOVNANIAN'S FOUR SEASONS AT COLTS FARM, LLC

K. Hovnanian's Four Seasons at Kent Island II, LLC

K. Hovnanian's Four Seasons at Los Banos, LLC

K. Hovnanian's Four Seasons at Malind Bluff, LLC

K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.

K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.

K. Hovnanian's Four Seasons at New Lenox, LLC

K. Hovnanian's Four Seasons at Palm Springs, LLC

K. Hovnanian's Four Seasons at Rush Creek II, LLC

K. Hovnanian's Four Seasons at Rush Creek, L.L.C.

K. Hovnanian's Four Seasons at Silver Maple Farm, L.L.C.

K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.

K. Hovnanian's Four Seasons at The Manor II, LLC

K. Hovnanian's Four Seasons at The Manor, LLC

K. Hovnanian's Four Seasons at Virginia Crossing, LLC

K. Hovnanian's Parkside at Towngate, L.L.C.

K. Hovnanian's Prospect Place at Morristown, LLC

K. Hovnanian's Sonata at The Preserve, LLC

K. Hovnanian's Veranda at RiverPark II, LLC

K. Hovnanian's Veranda at RiverPark, LLC

K. Hovnanian's Woodlands at Freehold, LLC

KHH Shell Hall Loan Acquisition, LLC

KHOV WINDING BAY II, LLC

LANDARAMA, INC.

LINKS AT CALUSA SPRINGS, LLC

M & M at Monroe Woods, L.L.C.

M&M at Chesterfield, L.L.C.

M&M at Crescent Court, L.L.C.

M&M at West Orange, L.L.C.

Matzel & Mumford at Egg Harbor, L.L.C.

MCNJ, Inc.

Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.

Midwest Building Products & Contractor Services of West Virginia, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MM-Beachfront North I, LLC

New Home Realty, LLC

PARK TITLE COMPANY, LLC

Pine Ayr, LLC

Ridgemore Utility L.L.C.

Route 1 and Route 522, L.L.C.

SEABROOK ACCUMULATION CORPORATION

Shell Hall Club Amenity Acquisition, LLC

Shell Hall Land Acquisition, LLC

STONEBROOK HOMES, INC.

Terrapin Realty, L.L.C.

The Matzel & Mumford Organization, Inc

Traverse Partners, LLC

Washington Homes, Inc.

WTC Ventures, L.L.C.

SCHEDULE B

COMMERCIAL TORT CLAIMS

SCHEDULE C

ACTIONS REQUIRED TO PERFECT

1.

With respect to each Grantor organized under the laws of the state of Arizona as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Arizona Secretary of State.

2.

With respect to each Grantor organized under the laws of the state of California as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the California Secretary of State.

3.

With respect to each Grantor organized under the laws of the state of Delaware as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Delaware Secretary of State.

4.

With respect to each Grantor organized under the laws of the District of Columbia as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the District of Columbia Recorder of Deeds.

5.

With respect to each Grantor organized under the laws of the state of Florida as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Florida Secured Transaction Registry.

6.

With respect to each Grantor organized under the laws of the state of Georgia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Office of the Clerk of Superior Court of any County of Georgia.

7.

With respect to each Grantor organized under the laws of the state of Illinois as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Illinois Secretary of State.

8.

With respect to each Grantor organized under the laws of the state of Maryland as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Maryland State Department of Assessments and Taxation.

9.

With respect to each Grantor organized under the laws of the state of Minnesota as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Minnesota Secretary of State.

10.

With respect to each Grantor organized under the laws of the state of New Jersey as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the New Jersey Division of Commercial Recording.

11.

With respect to each Grantor organized under the laws of the state of New York as identified on Schedule 1(a) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the New York Secretary of State.

12.

With respect to each Grantor organized under the laws of the state of North Carolina as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the North Carolina Secretary of State.

13.

With respect to each Grantor organized under the laws of the state of Ohio as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Ohio Secretary of State.

14.

With respect to each Grantor organized under the laws of the state of Pennsylvania as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Pennsylvania Secretary of the Commonwealth.

15.

With respect to each Grantor organized under the laws of the state of South Carolina as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the South Carolina Secretary of State.

16.

With respect to each Grantor organized under the laws of the state of Texas as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Texas Secretary of State.

17.

With respect to each Grantor organized under the laws of the state of Virginia as identified on Schedule 1(a) or Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the Virginia State Corporation Commission.

18.

With respect to each Grantor organized under the laws of the state of West Virginia as identified on Schedule 1(b) of the Perfection Certificate, the filing of a Uniform Commercial Code Financing Statement that identifies the Collateral with the West Virginia Secretary of State.

19.

With respect to the Securities Accounts and the Deposit Accounts (other than the Excluded Accounts), the bank with which such Securities Account and such Deposit Account are maintained agreeing that it will comply with instructions originated by the Joint First Lien Collateral Agent directing disposition of the funds in such Securities Account and such Deposit Account without further consent of the relevant Grantor; provided that the Grantors shall not be required to deliver any such agreements on December 10, 2019, but will deliver such agreements as soon as commercially reasonable thereafter, but in no event later than 90 days following December 10, 2019.

20.

With respect to each Grantor that owns registered or applied for Intellectual Property, the filing of a Trademark / Patent / Copyright Security Agreement that identifies such Grantor’s registered and applied for Trademarks, Patents and Copyrights with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

21.

With respect to the Pledged Collateral (as defined in the Pledge Agreement (as defined in the Indenture)) constituting certificated securities, delivery of the certificates representing such Pledged Collateral to the Joint First Lien Collateral Agent pursuant to the Pledge Agreement in registered form, indorsed in blank, by an effective endorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective endorsement.

EXHIBIT A

Form of Trademark / Patent / Copyright Agreement

TRADEMARK / PATENT / COPYRIGHT SECURITY AGREEMENT

This Trademark / Patent / Copyright Security Agreement (the “Agreement”), dated as of [_______], [____] is made by [     ], a [     ]
(the “Grantor”) in favor of Wilmington Trust, National Association, in its capacity as the joint 1.75 pari passu collateral agent (in such capacity, the “1.75 Pari Passu Lien Collateral Agent”) for the benefit of itself and the other Secured Parties .

WHEREAS, the Issuer, Hovnanian and each of the other guarantors party thereto are, concurrently herewith, entering into the Indenture dated as of December 10, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”) with Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “1.75 Lien Notes Collateral Agent”), pursuant to which the Issuer is issuing the 10.000%% Senior Secured 1.75 Lien Notes due 2025 (including any additional notes from time to time issued under the Indenture, the “Secured Notes”), upon the terms and subject to the conditions set forth therein;

WHEREAS, the Issuer, Hovnanian and each of the other guarantors party thereto are, concurrently herewith, entering into the Credit Agreement dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Term Loan Credit Agreement”) with Wilmington Trust, National Association, in its capacity as administrative agent (in such capacities, the “Term Loan Agent”) and the lenders from time to time party thereto;

WHEREAS, the Issuer is a member of an affiliated group of companies that includes Hovnanian, the Issuer’s parent company, and each other Grantor;

WHEREAS, the Issuer and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the Secured Notes and Loans;

WHEREAS, pursuant to the Security Agreement (as defined below), the Issuer, Hovnanian, the 1.75 Lien Notes Collateral Agent and the Term Loan Agent have appointed the 1.75 Pari Passu Lien Collateral Agent to act as joint collateral agent under the 1.75 Lien Collateral Documents for the benefit of the Noteholder Secured Parties and the Credit Agreement Secured Parties, with the rights and powers set forth in the Security Agreement; and

WHEREAS, pursuant to and under the Indenture, the Term Loan Credit Agreement and the 1.75 Lien Security Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among the Grantors party thereto (together with any other entity that may become a party thereto), the 1.75 Lien Notes Collateral Agent, the Term Loan Agent and the 1.75 Pari Passu Lien Collateral Agent, the Grantor has agreed to enter into this Agreement in order to grant a security interest to the 1.75 Pari Passu Lien Collateral Agent in certain Intellectual Property as security for such loans and other obligations as more fully described herein.

NOW, THEREFORE, intending to be legally bound hereby, in consideration of the premises each Grantor hereby agrees with the 1.75 Pari Passu Lien Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

1.     Defined Terms. Except as otherwise expressly provided herein, (i) capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Security Agreement and (ii) the rules of construction set forth in Section 1.02 of the Security Agreement and the comparable provisions of any other applicable Documents shall apply to this Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in New York as amended from time to time (the “Code”).

2.     To secure the full payment and performance of all Secured Obligations, the Grantor hereby grants to the 1.75 Pari Passu Lien Collateral Agent a security interest in the entire right, title and interest of such Grantor in and to all of its [Trademark/Patent/Copyrights], including those set forth on Schedule A; provided, however, that notwithstanding any of the other provisions set forth in this Section 2 (and notwithstanding any recording of the 1.75 Pari Passu Lien Collateral Agent’s lien made in the U.S. Patent and Trademark Office, U.S. Copyright Office, or other registry office in any other jurisdiction), this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any applicable Law of an Official Body, requires a consent not obtained of any Official Body pursuant to such Law or is prohibited by, or constitutes a breach or default under or results in the termination of or gives rise to any right of acceleration, modification or cancellation or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property, except to the extent that such Law or the term in such contract, license, agreement, instrument or other document or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable Law including Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC (or any successor provision or provisions); provided, further, that no security interest shall be granted in any United States “intent-to-use” trademark or service mark applications unless and until acceptable evidence of use of the trademark or service mark has been filed with and accepted by the U.S. Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (U.S.C. 1051, et seq.), and to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such “intent-to-use” trademark or service mark applications under applicable federal Law. After such period and after such evidence of use has been filed and accepted, the Grantor acknowledges that such interest in such trademark or service mark applications will become part of the Collateral. The 1.75 Pari Passu Lien Collateral Agent agrees that, at the Grantor’s reasonable request and expense, it will provide such Grantor confirmation that the assets described in this paragraph are in fact excluded from the Collateral during such limited period only upon receipt of an Officer’s Certificate or an Opinion of Counsel to that effect.

3.     The Grantor covenants and warrants that:

(a)     To the knowledge of the Grantor, on the date hereof, all material Intellectual Property owned by the Grantor is valid, subsisting and unexpired, has not been abandoned and does not, to the knowledge of the Grantor, infringe the intellectual property rights of any other Person;

(b)     The Grantor is the owner of each item of Intellectual Property listed on Schedule A, free and clear of any and all Liens or claims of others except for the Permitted Liens. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except as permitted pursuant to this Agreement or as permitted by the Indenture, the Term Loan Credit Agreement and any other applicable Documents;

4.     The Grantor agrees that, until all of the Secured Obligations shall have been indefeasibly satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with the Grantor’s obligations under this Agreement, without the 1.75 Pari Passu Lien Collateral Agent’s prior written consent which shall not be unreasonably withheld except that the Grantor may license technology in the ordinary course of business without the 1.75 Pari Passu Lien Collateral Agent’s consent to suppliers and customers to facilitate the manufacture and use of the Grantor’s products.

5.     The 1.75 Pari Passu Lien Collateral Agent shall have, in addition to all other rights and remedies given it by this Agreement and those rights and remedies set forth in the Security Agreement, the Indenture, the Term Loan Credit Agreement and any other applicable Documents, those allowed by applicable Law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Intellectual Property may be located and, without limiting the generality of the foregoing, solely if an Event of Default has occurred and is continuing, the 1.75 Pari Passu Lien Collateral Agent may immediately, without demand of performance and without other notice (except as set forth below) or demand whatsoever to the Grantor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in a city that the 1.75 Pari Passu Lien Collateral Agent shall designate by notice to the Grantor, the whole or from time to time any part of the Intellectual Property, or any interest which the Grantor may have therein and, after deducting from the proceeds of sale or other disposition of the Intellectual Property all expenses (including fees and expenses for brokers and attorneys), shall apply the remainder of such proceeds toward the payment of the Secured Obligations as set forth in the Security Agreement. Any remainder of the proceeds after payment in full of the Secured Obligations shall be paid over to the Grantor. Notice of any sale or other disposition of the Intellectual Property shall be given to the Grantor at least ten (10) days before the time of any intended public or private sale or other disposition of the Intellectual Property is to be made, which the Grantor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the 1.75 Pari Passu Lien Collateral Agent may, to the extent permissible under applicable Law, purchase the whole or any part of the Intellectual Property sold, free from any right of redemption on the part of the Grantor, which right is hereby waived and released. The 1.75 Pari Passu Lien Collateral Agent shall endeavor to provide the Grantor with notice at or about the time of the exercise of remedies in the preceding sentence, provided that the failure to provide such notice shall not in any way compromise or adversely affect the exercise of such remedies or the 1.75 Pari Passu Lien Collateral Agent’s rights hereunder.

6.      All of 1.75 Pari Passu Lien Collateral Agent’s rights and remedies with respect to the Intellectual Property, whether established hereby, by the Security Agreement, by the Indenture, the Term Loan Credit Agreement or any other applicable Documents or by any other agreements or by Law, shall be cumulative and may be exercised singularly or concurrently. In the event of any irreconcilable inconsistency in the terms of this Agreement and the Security Agreement, the Security Agreement shall control.

7.      The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any clause or provision of this Agreement in any jurisdiction.

8.      The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties, provided, however, that except as permitted by the Indenture, the Term Loan Credit Agreement and any other applicable Documents, the Grantor may not assign or transfer any of its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void.

9.      This Agreement and the rights and obligations of the parties under this agreement shall be governed by, and construed and interpreted in accordance with, the Law of the State of New York.

10.     The Grantor (i) hereby irrevocably submits to the nonexclusive general jurisdiction of the courts of the State of New York and the courts of the United States of America for the Southern District of New York, or any successor to said court (hereinafter referred to as the “New York Courts”) for purposes of any suit, action or other proceeding which relates to this Agreement or any other Noteholder Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New York Courts, that such suit, action or proceeding is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or any Noteholder Document may not be enforced in or by the New York Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New York Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New York Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 13 hereof or at such other address of which the 1.75 Pari Passu Lien Collateral Agent shall have been notified pursuant thereto and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit any Secured Party’s right to bring any suit, action or other proceeding against the Grantor or any of any of the Grantor’s assets or to serve process on the Grantor by any means authorized by Law.

11.     This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

12.     THE GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY A JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

13.     All notices, requests and demands to or upon the 1.75 Pari Passu Lien Collateral Agent or the Grantor shall be effected in the manner provided for in Section 9.02 of the Security Agreement and the related provisions of any other applicable Documents.

14.     In the performance of its obligations, powers and rights hereunder, the 1.75 Pari Passu Lien Collateral Agent and each of the 1.75 Lien Notes Collateral Agent and Term Loan Agent shall be entitled to the rights, benefits, privileges, powers and immunities afforded to it as 1.75 Pari Passu Lien Collateral Agent, 1.75 Lien Notes Collateral Agent and Term Loan Agent, as applicable, under the Security Agreement and the other applicable Documents. The 1.75 Pari Passu Lien Collateral Agent shall be entitled to refuse to take or refrain from taking any discretionary action or exercise, and the Applicable Agent shall be entitled to refuse to give or refrain from giving any direction to the 1.75 Pari Passu Lien Collateral Agent to take any discretionary action or exercise, any discretionary powers set forth in the Security Agreement unless it has received with respect thereto written direction of the Issuer, the Noteholders, the Lenders, the Term Loan Agent or the Trustee in accordance with the Indenture, the Term Loan Credit Agreement and the other applicable Documents. Notwithstanding anything to the contrary contained herein, the 1.75 Pari Passu Lien Collateral Agent shall have no responsibility for the creation, perfection, priority, sufficiency or protection of any liens securing Secured Obligations (including, but not limited to, no obligation to prepare, record, file, re-record or re-file any financing statement, continuation statement or other instrument in any public office). The permissive rights and authorizations of the 1.75 Pari Passu Lien Collateral Agent, the 1.75 Lien Notes Collateral Agent or the Term Loan Agent hereunder shall not be construed as duties. The 1.75 Pari Passu Lien Collateral Agent shall be entitled to exercise its powers and duties hereunder through designees, specialists, experts or other appointees selected by it in good faith and shall not be liable for the negligence or misconduct of such appointees.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the undersigned has caused this Trademark / Patent / Copyright Security Agreement to be duly executed and delivered as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as 1.75 Pari Passu Lien Collateral Agent

By:
Name:
Title:

Grantor:

[Name of Grantor]

By:
Name:
Title:

Schedule A

EXHIBIT B

Form of Joinder Agreement

This JOINDER AND ASSUMPTION AGREEMENT is made ___________ by ___________________________, a __________________________ (the “New Grantor”).

Reference is made to (i) the Security Agreement dated as of December 10, 2019 by each of the Grantors (as defined therein) in favor of the 1.75 Pari Passu Lien Collateral Agent for the benefit of itself and the other Secured Parties (as the same may be amended, amended or restated, supplemented or otherwise modified from time to time the “Security Agreement”), (ii) the Pledge Agreement dated as of December 10, 2019 by each of the Pledgors (as defined therein) in favor of the 1.75 Pari Passu Lien Collateral Agent for the benefit of itself and the other Secured Parties (as the same may be amended, amended or restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), (iii) the First Lien Intercreditor Agreement dated as of October 31, 2019 among the Issuer, Hovnanian, the other Grantors party thereto, each First Lien Collateral Agent referenced therein and the Joint First Lien Collateral Agent (as the same may be amended, amended or restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”) and (iv) the First Lien Collateral Agency Agreement dated as of October 31, 2019 by and among Hovnanian, the Issuer, the other Grantors party thereto, the Joint First Lien Collateral Agent, the Senior Credit Agreement Collateral Agent and each First Lien Notes Collateral Agent (as the same may be amended, amended or restated, supplemented or otherwise modified from time to time, the “Collateral Agency Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Security Agreement or, if not defined therein, the Pledge Agreement.

The New Grantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Grantor under the Security Agreement, the First Lien Intercreditor Agreement and the Collateral Agency Agreement and a Pledgor under the Pledge Agreement and agrees that from the date hereof until the payment in full of the Secured Obligations and the performance of all other obligations of Issuer under the Documents, New Grantor has assumed the obligations of a Grantor and Pledgor under, and New Grantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of, the Security Agreement, the Pledge Agreement, the First Lien Intercreditor Agreement, the Collateral Agency Agreement and each of the other Documents which are stated to apply to or are made by a Grantor. Without limiting the generality of the foregoing, the New Grantor hereby represents and warrants that each of the representations and warranties set forth in the Security Agreement and the Pledge Agreement is true and correct as to New Grantor on and as of the date hereof as if made on and as of the date hereof by New Grantor.

New Grantor hereby makes, affirms, and ratifies in favor of the Secured Parties and the 1.75 Pari Passu Lien Collateral Agent the Security Agreement, the Pledge Agreement and each of the other Documents given by the Grantors to the 1.75 Pari Passu Lien Collateral Agent. In furtherance of the foregoing, New Grantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary to carry out more effectively the provisions and purposes of this Joinder Agreement (including, for the avoidance of doubt, the actions described in Section 4.18 of the Indenture and Section 10.04 of the Term Loan Credit Agreement).

New Grantor has attached hereto Schedule 1 that supplements Schedules 1(a), 2(a), 2(b), 2(c), 4, 5(a), 5(b), 6 and 7 to the Perfection Certificate and certifies, as of the date hereof, that the supplemental information set forth therein has been prepared by the New Grantor in substantially the form of the equivalent Schedules to the Perfection Certificate, and is complete and correct in all material respects.

IN WITNESS WHEREOF, the New Grantor has duly executed this Joinder Agreement and delivered the same to the 1.75 Pari Passu Lien Collateral Agent for the benefit of the Secured Parties, as of the date and year first written above.

[NAME OF NEW GRANTOR]

By:

Title:

EXHIBIT C

FORM OF PERFECTION CERTIFICATE

(see attached)

PERFECTION CERTIFICATE

December 10, 2019

The undersigned is a duly authorized officer of each of K. Hovnanian Enterprises, Inc. (the “Borrower”) and the entities listed on Schedule 1 hereto (each such entity together with the Borrower, a “Grantor”). With reference to the 1.75 Lien Security Agreement, dated as of December 10, 2019 (the “Security Agreement”) among the Borrower, the Grantors party thereto and Wilmington Trust, National Association, as 1.75 Pari Passu Collateral Agent (in such capacity, the “1.75 Pari Passu Lien Collateral Agent”), as the 1.75 Lien Notes Collateral Agent and as the Term Loan Agent (terms defined in the Security Agreement being used herein as therein defined), each of the undersigned certifies to the Agent and each other Secured Party as follows:

1.      Names. (a) The exact legal name of each Grantor for which certificates or articles of incorporation, articles of organization, certificates of formation or similar organizational documents certified as of a recent date by the Secretary of State or similar governing body of the state of formation or incorporation of such Grantor (the “Constituent Documents”) were delivered to the 1.75 Pari Passu Lien Collateral Agent, as it appears in each respective Constituent Document, the type of organization and the jurisdiction of organization (or formation, as applicable) for such Grantor is set forth in Schedule 1(a) hereto and (b) the exact legal name of each Grantor (other than a Grantor set forth on Schedule 1(a) hereto), the type of organization and the jurisdiction of organization (or formation, as applicable) for such Grantor is set forth in Schedule 1(b) hereto.

2.      Grantors. (a) Set forth on Schedule 2(a) is the name of each Grantor and the county in which each Grantor’s chief executive office is located, if such office is not located at 90 Matawan Road, Fifth Floor, Matawan, NJ 07747.

(b)     Set forth in Schedule 2(b) hereto is each other entity name (including trade names or similar appellations) each Grantor has had in the last five years, together with the date of the relevant change.

(c)     Except as set forth in Schedule 2(c) hereto, no Grantor has changed its identity or entity structure in any way within the past five years.

3.      UCC Filings. In order to perfect the Liens granted by the Grantors, duly completed financing statements on Form UCC-1 with respect to each Grantor, with the collateral described as “All Personal Property” or “All Assets”, have been delivered to the Joint First Lien Collateral Agent for filing in the Uniform Commercial Code filing office in each jurisdiction identified in paragraph 1 above, as applicable.

4.     Deposit Accounts and Securities Accounts. Set forth as Schedule 4 hereto is a true and complete list of all Deposit Accounts and Securities Accounts maintained by each Grantor, including the name of each institution where each such account is held, the name of each Grantor that holds each account and whether such Deposit Account or Securities Account is currently subject to a control agreement as of the date hereof. Schedule 4 shall not include escrow accounts (in which funds are held for or of others by virtue of customary real estate practice or contractual or legal requirements).

5.     Intellectual Property. (a)      Set forth as Schedule 5(a) hereto is a true and complete list of all of each Grantor’s Patents, Patent Licenses, Trademarks and Trademark Licenses (each as defined in the Security Agreement) registered with the United States Patent and Trademark Office, and all other Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner and the registration number of each Patent, Patent License, Trademark and Trademark License owned by such Grantor.

(b)     Set forth as Schedule 5(b) hereto is a true and complete list of all of each Grantor’s United States Copyrights and Copyright Licenses (each as defined in the Security Agreement), and all Copyright Licenses, including the name of the registered owner and the registration number of each Copyright or Copyright License owned by such Grantor.

(c)     In order to preserve, protect and perfect the security interests in the United Sates Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth on Schedule 5(a) and Schedule 5(b), duly signed copies of the Intellectual Property Security Agreement by the applicable Grantor have been delivered to the 1.75 Pari Passu Lien Collateral Agent for filing with the United States Patent and Trademark Office and United States Copyright Office, as applicable.

6.     Investment Property. Set forth as Schedule 6 hereto is a true and complete list of all Investment Property consisting of “certificated securities” (as defined in the New York UCC) owned by each Grantor.

7.     Receivables. Set forth as Schedule 7 hereto is a true and complete list of all Instruments and Chattel Paper that individually evidence an amount payable to any Grantor in excess of $2,000,000.00.

IN WITNESS WHEREOF, I have hereunto set my hand as of the date set forth above.

K. HOVNANIAN ENTERPRISES, INC.

Name:
Title:

Schedule 1(a)

Names

Schedule 1(b)

Names

Schedule 2(a)

Grantors

Schedule 2(b)

Other Corporate Names of Grantors, if Applicable

Schedule 2(c)

Changes in Identity or Corporate Structure Within Past Five Years

Schedule 4

Deposit Accounts and Securities Accounts

Securities Accounts

Schedule 5(a)

Intellectual Property

Schedule 5(b)

Schedule 6

Investment Property

Schedule 7

Receivables